UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

J.B. HUNT TRANSPORT SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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J.B. HUNT TRANSPORT SERVICES, INC.

615 J.B. Hunt Corporate Drive

Lowell, Arkansas 72745

479-820-0000

Internet Site: www.jbhunt.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 20, 2017

The Annual Meeting of Stockholders of J.B. Hunt Transport Services, Inc. (the Company) will be held April 20, 2017, at 10 a.m. (CDT) at the Company’s headquarters, located at 615 J.B. Hunt Corporate Drive in Lowell, Arkansas, for the following purposes:

(1) To elect Directors for a term of one (1) year

(2) To approve the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan

(3) To consider and approve an advisory resolution regarding the Company’s compensation of its named executive officers

(4) To consider and act upon an advisory vote to determine the frequency with which stockholders will consider and approve an advisory vote on the Company’s compensation of its named executive officers

(5) To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 calendar year

(6) To consider a stockholder proposal regarding reporting political contributions

(7) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof

Only stockholders of record on February 14, 2017, will be entitled to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

The 2016 Annual Report to Stockholders is included in this publication.

By Order of the Board of Directors

DAVID G. MEE
Corporate Secretary

Lowell, Arkansas

March 9, 2017

YOUR VOTE IS IMPORTANT

PLEASE EXECUTE YOUR PROXY WITHOUT DELAY

J.B. HUNT TRANSPORT SERVICES, INC.

615 J.B. Hunt Corporate Drive

Lowell, Arkansas 72745

479-820-0000

Internet Site: www.jbhunt.com

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by J.B. Hunt Transport Services, Inc. (the Company), on behalf of its Board of Directors (the Board), for the 2017 Annual Meeting of Stockholders (the Annual Meeting). The Proxy Statement and the related proxy card are being distributed on or about March 9, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE STOCKHOLDERS MEETING

TO BE HELD APRIL 20, 2017

This Proxy Statement and our 2016 Annual Report to Stockholders, which includes our Annual Report on Form 10-K, are available at www.jbhunt.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND

THE ANNUAL MEETING

When And Where Is The Annual Meeting?

Date:	Thursday, April 20, 2017
Time:	10 a.m. Central Daylight Time
Location:	J.B. Hunt Transport Services, Inc.
Corporate Offices
First-Floor Auditorium
615 J.B. Hunt Corporate Drive
Lowell, Arkansas 72745

What Matters Will Be Voted Upon At The Annual Meeting?

At the Annual Meeting, you will be asked to:

•

Consider and vote upon a proposal to elect nominees Douglas G. Duncan, Francesca M. Edwardson, Wayne Garrison, Sharilyn S. Gasaway, Gary C. George, Bryan Hunt, Coleman H. Peterson, John N. Roberts, III, James L. Robo, and Kirk Thompson as directors to hold office for a term of one year, expiring at the close of the Annual Meeting of Stockholders in 2018.

•

Consider and vote upon a proposal to approve the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan pursuant to Section 162(m) of the Internal Revenue Code, as amended (the Code).

•	Consider and approve an advisory resolution regarding the Company’s compensation of its named executive officers.

•	Consider and vote on an advisory basis, the frequency of a stockholder advisory vote on the Company’s compensation of its named executive officers.

•	Consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP (E&Y) as the Company’s independent registered public accounting firm for the 2017 calendar year.

•

Consider and vote upon a stockholder proposal requesting the Company to prepare and disclose a report of the Company’s political contributions policy and political contributions made by the Company that could not be deducted under section 162(e) of the Internal Revenue Code.

•	Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

What Constitutes A Quorum?

The presence, either in person or by proxy, of the holders of at least a majority of our issued and outstanding shares of common stock entitled to vote is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes, which are described in more detail below, are counted as shares present at the Annual Meeting for purposes of determining whether a quorum exists.

Who Is Entitled To Vote?

Only stockholders of record of the Company’s common stock at the close of business on Tuesday, February 14, 2017, which is the “record date,” are entitled to notice of, and to vote at, the Annual Meeting. Shares that may be voted include shares that are held:

(1)	directly by the stockholder of record, and
(2)	beneficially through a broker, bank or other nominee.

Each share of our common stock will be entitled to one vote on all matters submitted for a vote at the Annual Meeting.

As of the record date, there were 111,310,853 shares of our common stock issued and outstanding and entitled to be voted at the Annual Meeting.

What Is The Difference Between Holding Shares As A “Registered Owner” And A “Beneficial Owner”?

Most of the Company’s stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between registered shares and those owned beneficially:

•

Registered Owners – If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., you are, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

•

Beneficial Owners – If your shares are held in a brokerage account, bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote or to vote in person at the Annual Meeting. However, since you are not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee (who is the stockholder of record) giving you the right to vote the shares.

What Stockholder Approval Is Necessary For Approval Of The Proposals?

•	Election of Directors

Each director shall be elected by a vote of the majority of votes cast with respect to that director. This means that a director must receive “for” votes from more than 50% of the number of shares voted with respect to that director. However, if the number of nominees is greater than the number of directors to be elected, the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at any stockholder meeting.

•	Approval of the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan

The approval of the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan pursuant to Section 162(m) of the Code, requires the affirmative vote of the majority of the votes cast at the Annual Meeting. For purposes of this vote, a failure to vote, a vote to abstain or withholding your vote (or direction to your broker to do so) are not counted as votes cast and, therefore, will have no effect on the outcome of this vote. Stockholder approval is required for the Company’s Third Amended and Restated Management Incentive Plan.

•	Advisory vote on the resolution to approve the Company’s compensation of its named executive officers

Approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

•	Advisory vote on the frequency of stockholder advisory votes on the Company’s compensation of its named executive officers

Generally, approval of any matter presented to stockholders requires a majority of votes cast. However, because this vote is advisory and nonbinding, if none of the frequency options (1 year, 2 years or 3 years) receives a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders. Even though this vote will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency with which advisory votes on executive compensation will be included in the Company’s Proxy Statement.

•	Ratification of the appointment of E&Y as the Company’s independent registered public accounting firm

Ratification of the Audit Committee’s appointment of E&Y as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of this vote, a failure to vote, a vote to abstain or withholding your vote (or direction to your broker to do so) is not counted as a vote cast and, therefore, will have no effect on the outcome of this vote. Stockholder ratification is not required for the appointment of the Company’s independent registered public accounting firm. However, we are submitting the proposal to solicit the opinion of our stockholders.

•

Vote on a stockholder proposal requesting the Company to prepare and disclose a report of the Company’s political contributions policy and political contributions made by the Company that could not be deducted under section 162(e) of the Internal Revenue Code

Approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of this vote, a failure to vote, a vote to abstain or withholding your vote (or direction to your broker to do so) is not counted as a vote cast and, therefore, will have no effect on the outcome of this vote.

As of the record date, directors and executive officers of the Company beneficially owned an aggregate 4,736,668 shares of common stock representing 4.3% of our common stock issued and outstanding and, therefore, 4.3% of the voting power entitled to vote at the Annual Meeting. The Company believes that its directors and executive officers currently intend to vote their shares as follows:

•	FOR the election of directors for one (1) year
•	FOR the resolution approving the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan
•	FOR the resolution approving the Company’s compensation of its named executive officers
•	FOR a stockholder advisory vote on the Company’s executive compensation every year
•	FOR ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the 2017 calendar year
•

AGAINST the stockholder proposal requesting the Company to prepare and disclose a report of the Company’s political contributions policy and political contributions made by the Company that could not be deducted under section 162(e) of the Internal Revenue Code

May I Vote My Shares In Person At The Annual Meeting?

If you are the registered owner of shares of the Company’s common stock on the record date, you have the right to vote your shares in person at the Annual Meeting.

If you are the beneficial owner of shares of the Company’s common stock on the record date, you may vote these shares in person at the Annual Meeting if you request and obtain a legal proxy from your broker, bank or other nominee (the stockholder of record) giving you the right to vote the shares at the Annual Meeting, complete such legal proxy and present it to the Company at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy card or voting instructions so that your vote will be counted if you later decide not to attend the Annual Meeting.

How Can I Vote My Shares Without Attending The Annual Meeting?

If you are a registered owner, you may instruct the named proxy holders on how to vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided with this Proxy Statement, or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are provided on the proxy card. The Internet and telephone voting systems will be available until 11:59 p.m. Central Daylight Time on Wednesday, April 19, 2017 (the day before the Annual Meeting).

If you are the beneficial owner of shares held in “street name,” you should instruct your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee has enclosed with this Proxy Statement a voting instruction card for you to use in directing your nominee on how to vote your shares. The instructions from your nominee will indicate whether Internet or telephone voting is available and, if so, will provide details regarding how to use those systems.

If My Shares Are Held In “Street Name,” Will My Broker, Bank Or Other Nominee Vote My Shares For Me?

If you hold shares in street name through a broker, bank or other nominee, your broker, bank or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon at the Annual Meeting. Under current stock exchange rules, brokers who do not have instructions from their customers may not use their discretion in voting their customers’ shares on certain specific matters that are not considered to be “routine” matters, including the election of directors, executive compensation and other significant matters. The proposals in this Proxy Statement regarding the election of directors, the approval of the Company’s Third Amended and Restated Management Incentive Plan, the advisory votes concerning executive compensation, and the frequency of future stockholder advisory votes on executive compensation, and the Company’s political contributions policy are not considered to be routine matters. Therefore, without your specific instructions, your shares will not be voted on these matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum. You should follow the directions provided by your nominee regarding instructions on how to vote your shares.

Ratification of the appointment of E&Y as the Company’s independent registered public accounting firm is considered a routine matter and, therefore, if beneficial owners fail to give voting instructions, brokers, banks and other nominees will have the discretionary authority to vote shares of our common stock with respect to this proposal.

What Is A Broker Non-Vote?

Generally, a “broker non-vote” occurs when a broker, bank or other nominee that holds shares in “street name” for a customer is precluded from exercising voting discretion on a particular proposal because:

(1)	the beneficial owner has not instructed the nominee on how to vote, and
(2)	the nominee lacks discretionary voting power to vote such issues.

Under NASDAQ rules, a nominee does not have discretionary voting power with respect to the approval of “nonroutine” matters absent specific voting instructions from the beneficial owners of such shares.

How Will My Proxy Be Voted?

Shares represented by a properly executed proxy (in paper form, by Internet or by telephone) that is received in a timely manner, and not subsequently revoked, will be voted at the Annual Meeting or any adjournment or postponement thereof in the manner directed on the proxy. Kirk Thompson and John N. Roberts, III are named as proxies in the proxy form and have been designated by the Board as the directors’ proxies to represent you and vote your shares at the Annual Meeting. All shares represented by a properly executed proxy on which no choice is specified will be voted:

(1)	FOR the election of the nominees for director named in this Proxy Statement,
(2)	FOR the resolution approving the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan,
(3)	FOR the resolution approving the Company’s compensation of its named executive officers,
(4)	FOR a stockholder advisory vote on the Company’s executive compensation every year,
(5)	FOR ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the 2017 calendar year,
(6)

AGAINST the stockholder proposal requesting the Company to prepare and disclose a report of the Company’s political contributions policy and political contributions made by the Company that could not be deducted under section 162(e) of the Internal Revenue Code, and

(7)	in accordance with the proxy holders’ best judgment as to any other business that properly comes before the Annual Meeting.

This Proxy Statement is considered to be voting instructions for the trustees of the J.B. Hunt Transport Services, Inc. Employee Retirement Plan for our common stock allocated to individual accounts under this plan. If account information is the same, participants in the plan (who are stockholders of record) will receive a single proxy representing all of their shares. If a plan participant does not submit a proxy to us, the trustees of the plan in which shares are allocated to his or her individual account will vote such shares in the same proportion as the total shares in such plan for which directions have been received.

May I Revoke My Proxy And Change My Vote?

Yes. You may revoke your proxy and change your vote at any time prior to the vote at the Annual Meeting.

If you are the registered owner, you may revoke your proxy and change your vote by:

(1)	submitting a new proxy bearing a later date (which automatically revokes the earlier proxy),
(2)	giving notice of your changed vote to us in writing mailed to the attention of David G. Mee, Corporate Secretary, at our executive offices, or
(3)	attending the Annual Meeting and giving oral notice of your intention to vote in person.

You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

Who Will Pay The Costs Of Soliciting Proxies?

Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, electronic mail or facsimile. The Company will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, the Company will reimburse brokers, banks and other nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

In 2016, the Company retained Broadridge, an independent proxy solicitation firm, to assist in soliciting proxies from stockholders. Broadridge received a fee of approximately $79,000 as compensation for its services and was reimbursed for its out-of-pocket expenses. The fee amount was not contingent on the number of stockholder votes cast in favor of any proposal, and Broadridge is prohibited from making any recommendation to our stockholders to either accept or reject any proposal or otherwise express an opinion concerning a proposal. Proxy solicitation fees in 2017 are expected to be comparable to those paid in 2016.

What Other Business Will Be Presented At The Annual Meeting?

As of the date of this Proxy Statement, the Board knows of no other business that may properly be, or is likely to be, brought before the Annual Meeting. If any other matters should arise at the Annual Meeting, the persons named as proxy holders, Kirk Thompson and John N. Roberts, III, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of the director nominees are not available to serve as a director, the named proxy holders will vote your proxy for such other director candidate or candidates as may be nominated by the Board.

What Is The Deadline For Stockholder Proposals For The 2018 Annual Meeting?

In order for a stockholder proposal to be eligible to be included in the Company’s Proxy Statement and proxy card for the 2018 Annual Meeting of Stockholders, the proposal:

(1)	must be received by the Company at its executive offices, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745, Attention: Corporate Secretary, on or before November 9, 2017, and
(2)

must concern a matter that may be properly considered and acted upon at the Annual Meeting in accordance with applicable laws, regulations and the Company’s Bylaws and policies, and must otherwise comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Where Can I Find The Voting Results Of The Annual Meeting?

The Company will publish final voting results of the Annual Meeting on a Form 8-K within four days after the annual stockholders meeting on April 20, 2017.

What Should I Do If I Receive More Than One Set Of Voting Materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxies or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a registered owner and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy and instruction card that you receive.

What Is Householding?

In an effort to reduce printing costs and postage fees, the Company has adopted a practice approved by the Securities and Exchange Commission (the SEC) called “householding.” Under this practice, certain stockholders who have the same address and last name will receive only one copy of this Proxy Statement and the Company’s Annual Report, unless one or more of these stockholders notifies the Company that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one copy of this Proxy Statement and the Company’s Annual Report and would like to request a separate copy of these materials, or if you do not wish to participate in householding in the future, please:

(1)	mail such request to J.B. Hunt Transport Services, Inc., Attention: Corporate Secretary, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745, or
(2)	call the Corporate Secretary toll-free at 800-643-3622.

Similarly, you may also contact the Company if you received multiple copies of the Company’s proxy materials and would prefer to receive a single copy in the future.

What Do I Need To Do Now?

First, read this Proxy Statement carefully. Then, if you are a registered owner, you should, as soon as possible, submit your proxy by executing and returning the proxy card or by voting electronically via the Internet or by telephone. If you are the beneficial owner of shares held in “street name,” then you should follow the voting instructions of your broker, bank or other nominee. Your shares will be voted in accordance with the directions you specify. If you submit an executed proxy card to the Company, but fail to specify voting directions, your shares will be voted:

(1)	FOR the election of the nominees for director named in this Proxy Statement,
(2)	FOR the resolution approving the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan,
(3)	FOR the resolution approving the Company’s compensation of its named executive officers,
(4)	FOR a stockholder advisory vote on the Company’s executive compensation every year,
(5)	FOR ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the 2017 calendar year, and
(6)

AGAINST the stockholder proposal requesting the Company to prepare and disclose a report of the Company’s political contributions policy and political contributions made by the Company that could not be deducted under section 162(e) of the Internal Revenue Code.

Who Can Help Answer My Questions?

If you have questions concerning a proposal or the Annual Meeting, if you would like additional copies of this Proxy Statement, or if you need directions to or special assistance at the Annual Meeting, please call the Corporate Secretary toll-free at 800-643-3622. In addition, information regarding the Annual Meeting is available via the Internet at our website, www.jbhunt.com.

YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY

The summary information provided above in the question-and-answer format is for your convenience only and is merely a brief description of material information contained in this Proxy Statement.

YOUR VOTE IS IMPORTANT

IF YOU ARE A REGISTERED OWNER, YOU MAY VOTE BY INTERNET, TELEPHONE,

OR BY COMPLETING, SIGNING AND DATING

THE ENCLOSED PROXY CARD AND RETURNING IT TO US

IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE

IF YOU ARE A BENEFICIAL OWNER, PLEASE FOLLOW THE VOTING INSTRUCTIONS

OF YOUR BROKER, BANK OR OTHER NOMINEE

AS PROVIDED WITH THIS PROXY STATEMENT AS PROMPTLY AS POSSIBLE

PROPOSALS TO BE VOTED AT THE ANNUAL MEETING

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

Our Board nominates Douglas G. Duncan, Francesca M. Edwardson, Wayne Garrison, Sharilyn S. Gasaway, Gary C. George, Bryan Hunt, Coleman H. Peterson, John N. Roberts, III, James L. Robo, and Kirk Thompson as directors to hold office for a term of one year, expiring at the close of the 2018 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The Board believes that these incumbent directors standing for re-election are well-qualified and experienced to direct and manage the Company’s operations and business affairs and will represent the interests of the stockholders as a whole. Biographical information on each of these nominees is set forth below in “Nominees for Director.”

If any director nominee becomes unavailable for election, which is not anticipated, the named proxies will vote for the election of such other person as the Board may nominate, unless the Board resolves to reduce the number of directors to serve on the Board and thereby reduce the number of directors to be elected at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

FOR

EACH OF THE DIRECTOR NOMINEES LISTED HEREIN

INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Number of Directors and Term of Directors and Executive Officers

The Company’s Bylaws provide that the number of directors shall not be less than three or more than 12, with the exact number to be fixed by the Board. Directors serve a term of one year from their election date to the Annual Meeting of Stockholders.

Directors are elected by a majority of votes cast with respect to each director, provided that the number of nominees does not exceed the number of directors to be elected.

The stockholders of the Company elect at the Company’s Annual Meeting successors for directors whose terms have expired. The Board elects members to fill new membership positions and vacancies in unexpired terms on the Board. No director will be eligible to stand for re-election or be elected to a vacancy once he or she has reached 72 years of age. Executive officers are elected by the Board and hold office until their successors are elected and qualified or until their earlier death, retirement, resignation or removal.

NOMINEES FOR DIRECTOR

TERMS EXPIRE 2018

Douglas G. Duncan

Mr. Duncan, 66, was elected to the Board in 2010. He is a member of the Audit Committee and the Nominating and Corporate Governance Committee. In February 2010, he retired as President and Chief Executive Officer of FedEx Freight Corporation, a wholly owned subsidiary of FedEx Corporation. FedEx Freight Corporation is a leading provider of regional and national less-than- truckload (LTL) freight services. Mr. Duncan was the founding chief executive officer of FedEx Freight. He also served on the Strategic Management Committee of FedEx Corporation. Before the formation of FedEx Freight, he served for two years as President and Chief Executive Officer of Viking Freight. With 30 years of transportation experience, Mr. Duncan has held management positions in operations, sales and marketing with Caliber System and Roadway Express. He served on the Executive Committee of the American Trucking Associations and as Chairman of the American Transportation Research Institute. A graduate of Christopher Newport University, Mr. Duncan served on the university’s Board of Visitors. He currently serves on the Board of Directors of Benchmark Electronics, Inc. and served on the Board of Directors of Brambles LTD.

Francesca M. Edwardson

Ms. Edwardson, 59, was elected to the Board in 2011. She serves on the Company’s Executive Compensation Committee and the Nominating and Corporate Governance Committee. She retired as the Chief Executive Officer of the American Red Cross of Chicago and Northern Illinois, a business unit of the American Red Cross, in 2016, a position she held since 2005. She previously served as Senior Vice President and General Counsel for UAL Corporation, a predecessor company to United Continental Holdings, Inc. She has also been a partner in the law firm of Mayer Brown and the Executive Director of the Illinois Securities Department. Ms. Edwardson is a graduate of Loyola University in Chicago, Illinois, holding degrees in economics and law. She serves on the Board of Directors of Duluth Holdings, Inc., where she chairs the Compensation Committee, and also serves on the Boards of Trustees for Rush University Medical Center and the Lincoln Park Zoo.

Wayne Garrison

Mr. Garrison, 64, was elected to the Board in 1981. He served as Chairman of the Board of the Company from 1995 to December 31, 2010, and continues to serve as a member of the Board of Directors. Joining the Company in 1976 as Plant Manager, Mr. Garrison has also served as Vice President of Finance in 1978, Executive Vice President of Finance in 1979, President in 1982, Chief Executive Officer in 1987 and Vice Chairman of the Board from January 1986 until May 1991.

Sharilyn S. Gasaway

Mrs. Gasaway, 48, was elected to the Board in 2009. She is a member of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee. She served as Executive Vice President and Chief Financial Officer of Alltel Corp., the Little Rock, Arkansas-based Fortune 500 wireless carrier, from 2006 to 2009. She was part of the executive team that spearheaded publicly traded Alltel’s transition through the largest private equity buyout in the telecom sector and was an integral part of the successful combination of Alltel and Verizon. She also served as Alltel’s Corporate Controller and Principal Accounting Officer from 2002 to 2006. Joining Alltel in 1999, she served as Director of General Accounting, Controller, and Vice President of Accounting and Finance. Prior to joining Alltel, she worked for eight years at Arthur Andersen LLC. Mrs. Gasaway has a degree in accounting from Louisiana Tech University and is a Certified Public Accountant. She currently serves on the Board of Directors, chairs the Audit Committee and serves on the Governance, Compensation and Business Development Committee of Genesis Energy, LP. She also serves on the Board of Directors and the Audit, Investment, and Nominating and Corporate Governance Committees of Waddell & Reed Financial, Inc., as well as on the Louisiana Tech University Foundation and College of Business Advisory Board and the Board of Directors of Arkansas Children’s, Inc., and Arkansas Children’s Foundation.

Gary C. George

Mr. George, 66, was elected to the Board in 2006. He is Chairman of the Nominating and Corporate Governance Committee and a member of the Executive Compensation Committee. He is Chairman of George’s, Inc., a private, fully integrated poultry company in northwest Arkansas, Missouri, and Virginia. He is a graduate of the University of Arkansas with a degree in business administration. He served on the Board of Trustees for the University of Arkansas from 1995 through 2005 and was Chairman of the Board of Trustees in 2005. He also serves as Chairman of the Board of Legacy National Bank in Springdale, Arkansas. In addition, he serves on the Board of Directors of Arkansas Children’s, Inc., Arkansas Children’s Northwest, and the National Chicken Council.

Bryan Hunt

Mr. Hunt, 58, was elected to the Board in 1991. Mr. Hunt served as an employee of the Company from 1983 through 1997. He is the Managing Member of Best Buy Here Pay Here of Arkansas, a private company with used-car operations in Arkansas, Missouri and Oklahoma; Progressive Car Finance, a private company that provides subprime financing for automobile dealers; and 71B Auto Auction and I-135 Auto Auction, both private companies engaged in the auction of automobiles, trucks, boats and other motor vehicles to dealers and the general public in Arkansas and Kansas. A graduate of the University of Arkansas, he has a degree in marketing and transportation. He is the son of co-founders J.B. and Johnelle Hunt.

Coleman H. Peterson

Mr. Peterson, 68, was elected to the Board in 2004. He is Chairman of the Executive Compensation Committee and a member of the Nominating and Corporate Governance Committee. Mr. Peterson is the President and CEO of Hollis Enterprises LLC, a human resources consulting firm founded in 2004. He is retired from Wal-Mart Stores, Inc. as Executive Vice President of its People Division. During his tenure, Mr. Peterson was responsible for recruitment, retention and development of the world’s largest corporate work force. Prior to his experience with Wal-Mart, Mr. Peterson spent 16 years with Venture Stores, with his last position being Senior Vice President of Human Resources. He holds bachelor’s and master’s degrees from Loyola University of Chicago. Mr. Peterson serves on the Board of Directors, chairs the Compensation Committee, and serves on the Nominating and Corporate Governance Committee of Build-A-Bear Workshop. He also serves on the Board of Directors, chairs the Compensation Committee, and serves on the Nominating and Corporate Governance Committee of Cracker Barrel Old Country Store, Inc.

John N. Roberts, III

Mr. Roberts, 52, was elected to the Board in 2010, and was elected to serve as the Company’s President and Chief Executive Officer effective January 1, 2011. A graduate of the University of Arkansas, he served as Executive Vice President and President of Dedicated Contract Services from 1997 to December 31, 2010. Joining the Company in 1989, he began his career as a Management Trainee and subsequently served as an EDI Services Coordinator, Regional Marketing Manager for the Intermodal and Truckload business units, Business Development Executive for DCS and Vice President of Marketing Strategy for the Company. Mr. Roberts also serves on the Board of Directors and the Audit Committee of the Federal Reserve Bank of St. Louis.

James L. Robo

Mr. Robo, 54, was elected to the Board in 2002. He is the Independent Lead Director, Chairman of the Audit Committee, and a member of the Nominating and Corporate Governance Committee. Mr. Robo is Chairman and Chief Executive Officer of NextEra Energy, Inc., a leading clean energy company. He is Chairman of the company’s rate-regulated electric utility subsidiary, Florida Power & Light Company, as well as Chairman and CEO of NextEra Energy Partners, LP, a growth-oriented limited partnership formed by NextEra Energy to acquire, manage and own contracted clean energy projects. Prior to joining NextEra Energy in 2002, Mr. Robo spent 10 years at General Electric Company. He served as President and Chief Executive Officer of GE Mexico from 1997 until 1999 and as President and Chief Executive Officer of the GE Capital TIP/Modular Space division from 1999 until February 2002. From 1984 through 1992, Mr. Robo worked for Mercer Management Consulting. He received a BA summa cum laude from Harvard College and an MBA from Harvard Business School, where he was a Baker Scholar.

Kirk Thompson

Mr. Thompson, 63, was elected to the Board in 1985. He was elected Chairman of the Board in 2010, assuming that office on January 1, 2011. He served as President and Chief Executive Officer from 1987 to December 31, 2010. A graduate of the University of Arkansas and a Certified Public Accountant, Mr. Thompson joined the Company in 1973. He served as Vice President of Finance from 1979 until 1984, Executive Vice President and Chief Financial Officer until 1985, and President and Chief Operating Officer from 1986 until 1987, when he was elected President and Chief Executive Officer. In 2014, Mr. Thompson joined the Board of Directors of Rand Logistics, Inc., a leading provider of bulk freight shipping services in marine vessels throughout the Great Lakes region.

DIRECTOR COMPENSATION

Nonemployee Directors

The Company pays only nonemployee directors for their services as directors. Directors who are also officers or employees of the Company are not eligible to receive any of the compensation described below.

For the period of January 1, 2015, through the Company’s 2016 Annual Meeting, compensation for nonemployee directors serving on the Board, was as follows:

•	an annual retainer of $155,000 paid in Company stock, cash or any combination thereof
•	an annual retainer of $20,000, paid in cash, to the Audit Committee Chairman
•	an annual retainer of $13,500, paid in cash, to the Executive Compensation Committee Chairman
•	an annual retainer of $7,500, paid in cash, to the Nominating and Corporate Governance Committee Chairman
•	$4,500 for each Board meeting attended
•	$2,500 for each Audit Committee meeting attended
•	$2,000 for each Executive Compensation Committee meeting attended
•	$1,500 for each Nominating and Corporate Governance Committee meeting attended
•	reimbursement of expenses to attend Board and Committee meetings

For the annual period between the Company’s 2016 and 2017 Annual Meetings, compensation for nonemployee directors serving on the Board, was as follows:

•	an annual retainer of $200,000 paid in Company stock, cash or any combination thereof
•	an annual retainer of $25,000, paid in cash, to the Audit Committee Chairman
•	an annual retainer of $15,000, paid in cash, to the Executive Compensation Committee Chairman
•	an annual retainer of $10,000, paid in cash, to the Nominating and Corporate Governance Committee Chairman
•	an annual retainer of $20,000, paid in cash, to each member of the Audit Committee
•	an annual retainer of $15,000, paid in cash, to each member of the Executive Compensation Committee
•	an annual retainer of $10,000, paid in cash, to each member of the Nominating and Corporate Governance Committee
•	reimbursement of expenses to attend Board and Committee meetings

Nonemployee Board of Director Compensation Paid in Calendar Year 2016

					Change in Pension
					Value and
	Fees	Fees			Nonqualified
	Paid	Paid	Restricted Share	Non-Equity	Deferred	All Other or
	in Cash	in Stock	Stock Option	Incentive Plan	Compensation	Compensation
Board Member	($)	($)	Awards ($)	Compensation ($)	Earnings ($)	($) (1)	Total ($)
Douglas G. Duncan	43,500	200,000	—	—	—	6,124	249,624
Francesca M. Edwardson	33,000	200,000	—	—	—	4,643	237,643
Wayne Garrison	204,500	—	—	—	—	6,500	211,000
Sharilyn S. Gasaway	158,500	100,000	—	—	—	—	258,500
Gary C. George	43,000	200,000	—	—	—	—	243,000
Bryan Hunt	4,500	200,000	—	—	—	—	204,500
Coleman H. Peterson	48,000	200,000	—	—	—	4,683	252,683
James L. Robo	68,500	200,000	—	—	—	11,059	279,559
John A. White(2)	21,000	—	—	—	—	—	21,000

(1)	Reimbursement of expenses to attend Board and Committee meetings
(2)	Dr. White retired from the Board on April 21, 2016, and attended one Board meeting and multiple committee meetings in 2016 prior to his retirement.

Each nonemployee member of the Board had the choice of receiving his or her annual retainer of $200,000 in Company stock, cash or any combination thereof. Those directors choosing to receive their full retainer in Company stock received 2,328 shares based on the $85.92 closing market price on April 21, 2016. Sharilyn S. Gasaway elected to receive half of her retainer in stock, totaling 1,164 shares, based on the closing market price shown above. Wayne Garrison elected to receive his annual retainer in cash.

To more closely align his or her interests with those of the stockholders, each Board member is required to own three times his/her estimated annual compensation in Company stock within five years of his/her initial stockholder election to the Board. All Board members are in compliance with this requirement.

Nonemployee members of the Board did not participate in either a company-sponsored pension or deferred compensation plan in calendar year 2016.

Chairman of the Board

The role of Chairman of the Board is an employed executive position of the Company. Therefore, the Chairman of the Board participates in all primary compensation components available to executive officers of the Company as discussed in our Compensation Discussion and Analysis of this Proxy Statement, with the exception of short-term cash incentive awards. He does not receive any director fees for his service on the Company’s Board of Directors.

Chairman Compensation Paid in Calendar Year 2016

Board Member	Salary ($)	Restricted Share or Stock Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
Kirk Thompson, Chairman of the Board	350,000	—	—	—	6,050	356,050

(1)	Includes $2,900 taxable allowance for financial counseling services and $3,150 Company contributions to 401(k) plan.

EXECUTIVE OFFICERS OF THE COMPANY

Kevin Bracy, 46, joined the Company in 1998 as a Financial Analyst and currently serves as Vice President, Treasurer and Assistant Secretary.

Craig Harper, 59, joined the Company in 1992 as Vice President of Marketing and currently serves as Executive Vice President. Prior to joining the Company, he worked for Rineco Chemical Industries as its Chief Executive Officer.

Nicholas Hobbs, 54, joined the Company in 1984 as a Management Trainee and currently serves as Executive Vice President and President of Dedicated Contract Services.

John Kuhlow, 46, joined the Company in 2006 as Assistant Corporate Controller. He currently serves as Senior Vice President Finance, Controller and Chief Accounting Officer. Prior to joining the Company, he was a Senior Audit Manager for KPMG LLP. Mr. Kuhlow is a Certified Public Accountant.

Terrence D. Matthews, 58, joined the Company in 1986 as a National Accounts Manager and currently serves as Executive Vice President and President of Intermodal. Prior to joining the Company, he worked as a National Accounts Manager for North American Van Lines.

David G. Mee, 56, joined the Company in 1992 as Vice President Tax and currently serves as Executive Vice President of Finance and Administration and Chief Financial Officer. He also serves as the Company’s Corporate Secretary. Prior to joining the Company, he was a Senior Tax Manager for KPMG LLP. Mr. Mee is a Certified Public Accountant.

Stuart Scott, 50, joined the Company on January 1, 2016, as Executive Vice President and Chief Information Officer. Prior to joining the Company, he served as Chief Information Officer (CIO) at Tempur-Sealy International, CIO at Microsoft, and CIO for various General Electric businesses.

Shelley Simpson, 45, joined the Company in 1994 as a Management Trainee and currently serves as Executive Vice President, Chief Marketing Officer, and President of Integrated Capacity Solutions and Truckload.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s common stock as of February 14, 2017, by each of its current directors (including all nominees for director), the Named Executive Officers (the NEOs), and all other executive officers and directors as a group. Unless otherwise indicated in the footnotes below, “beneficially owned” means the sole or shared power to vote or direct the voting of a security or the sole or shared power to dispose or direct the disposition of a security.

	Number of Shares	Number of Shares
	Beneficially Owned	Beneficially Owned	Percent
Owner	Directly (1)	Indirectly (2)	of Class (%) (3)
Douglas G. Duncan	10,828	2,600	*
Francesca M. Edwardson	14,392	—	*
Wayne Garrison	2,271,138	—	2.0
Sharilyn S. Gasaway	18,426	275	*
Gary C. George	37,248	1,407,671 (4)	1.3
Nicholas Hobbs	70,090	168	*
Bryan Hunt	70,797	—	*
Terrence D. Matthews	55,915	38,672	*
David G. Mee	119,567	500	*
Coleman H. Peterson	34,173	—	*
John N. Roberts, III	253,098	70,000 (5)	*
James L. Robo	39,295	—	*
Shelley Simpson	74,823	43,699	*
Kirk Thompson	50,346	—	*

All executive officers and directors as a group (18)	3,173,083	1,563,585	4.3

*	Less than 1 percent

(1)	Includes shares owned by the director or executive officer that are:

(a)	held in a 401(k) or deferred compensation account
(b)	held in trusts for the benefit of an immediate family member for which the director or executive officer is the trustee
(c)	options that are currently exercisable or will become exercisable within 60 days from February 14, 2017
(d)	pledged shares as shown below:

David G. Mee	61,650
John N. Roberts, III	160,000
Kirk Thompson	40,000
All other executive officers and directors as a group	311,266

(2)	Indirect beneficial ownership includes shares owned by the director or executive officer:
(a)	as beneficiary or trustee of a personal trust
(b)	by a spouse or as trustee or beneficiary of a spouse’s trust
(c)	held in trusts for the benefit of an immediate family member for which the director or executive officer’s spouse is the trustee
(d)	in a spouse’s retirement account
(3)	Calculated on the basis of 111,310,853 shares of common stock outstanding of the Company on February 14, 2017.
(4)

The reporting person disclaims beneficial ownership of these shares, which are held in limited partnerships or trusts. This report shall not be deemed an admission that the reporting person is the beneficial owner of such securities for the purposes of Section 16 or for any other purposes. Includes 40,362 shares currently pledged by the reporting person.

(5)

The reporting person disclaims beneficial ownership of these shares, which are held in an irrevocable trust for the benefit of immediate family members and managed by a third-party trustee. This report shall not be deemed an admission that the reporting person is the beneficial owner of such securities for the purposes of Section 16 or for any other purposes.

CORPORATE GOVERNANCE

We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. We continually review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of NASDAQ, the stock exchange on which our common stock is traded. Key corporate governance principles observed by the Board and Company include:

•	maintaining a Board composed of a majority of directors who satisfy the criteria for independence under the NASDAQ listing standards,
•	establishment of the position of Independent Lead Director,
•	utilization of independent director executive session meetings,
•	requiring that all committees of the Board be comprised solely of independent directors,
•	establishment of formal charters outlining the purpose, composition, and responsibility of each committee of the Board,
•	granting authority to all committees of the Board to retain outside, independent advisors and consultants as needed,
•	establishment of qualification guidelines for director nominees,
•	continual evaluation of current director performance and qualifications,
•	maintaining Board diversity in both gender and ethnic representation,
•	adoption of a formal Director Attendance Policy, and
•	adoption of a formal Code of Ethical and Professional Standards applicable to all directors, officers and employees of the Company.

You can access and print the Charters of our Audit Committee, Executive Compensation Committee (Compensation Committee), and Nominating and Corporate Governance Committee (Corporate Governance Committee), as well as our Corporate Code of Ethical and Professional Standards for Directors, Officers and Employees, Whistleblower Policy, and other Company policies and procedures required by applicable law, regulation or NASDAQ corporate governance listing standards on the “Corporate Governance” page of the “Investors” section of our website at www.jbhunt.com. Additionally, you can request copies of any of these documents by writing to our Corporate Secretary at the following address:

J.B. Hunt Transport Services, Inc.

Attention: Corporate Secretary

615 J.B. Hunt Corporate Drive

Lowell, Arkansas 72745

Director Independence

The Board is composed of a majority of directors who satisfy the criteria for independence under the NASDAQ corporate governance listing standards. In determining independence, each year the Board affirmatively determines, among other items, whether the directors have no material relationship with the Company or any of its subsidiaries pursuant to the NASDAQ corporate governance listing standards. When assessing the “materiality” of a director’s relationship with the Company, if any, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation and the frequency or regularity of the services, whether the services are being carried out at arm’s length in the ordinary course of business, and whether the services are being provided substantially on the same terms to the Company as those prevailing at the time from unrelated parties for comparable transactions. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. The Board also considers any other relationship that could interfere with the exercise of independence or judgment in carrying out the duties of a director.

Applying these independence standards, the Board has determined that Douglas G. Duncan, Francesca M. Edwardson, Sharilyn S. Gasaway, Gary C. George, Coleman H. Peterson, and James L. Robo are all independent directors. After due consideration, the Board has determined that none of these nonemployee directors has a material relationship with the Company or any of its subsidiaries (either directly or indirectly as a partner, stockholder or officer of any organization that has a relationship with the Company or any of its subsidiaries) and that they all meet the criteria for independence under the NASDAQ corporate governance listing standards.

Risk Management and Oversight

As previously described in their biographies, current members of our Board represent diverse backgrounds of business and academic experience. The Board, as a whole, performs the risk oversight of the Company and does not assign the task or responsibility to any one member or a committee. Therefore, the Board believes that the members each possess unique yet complementary experiences and backgrounds that create diverse points of view, opinions, personalities and management styles that allow for the proper risk management and oversight of the Company.

Independent Lead Director

The Board has established the position of Independent Lead Director, to which James L. Robo was appointed. The Independent Lead Director directs the executive sessions of independent directors at the Board meetings at which the Chairman is not present and has authority to call meetings of independent directors. The Independent Lead Director facilitates communication between the Chairman, the CEO and the independent directors, as appropriate, and performs such other functions as the Board directs.

Independent Director Meetings

Independent directors generally meet in executive session as part of each regularly scheduled Board meeting, with discussion led by the Independent Lead Director.

Director Recommendations by Stockholders

In addition to recommendations from Board members, management or professional search firms, the Corporate Governance Committee will consider director candidates properly submitted by stockholders who individually or as a group have beneficially owned at least 2% of the outstanding shares of the Company’s common stock for at least one year from the date the recommendation is submitted. Stockholders must submit director candidate recommendations in writing by Certified Mail to the Company’s Corporate Secretary not less than 120 days prior to the first anniversary of the date of the Proxy Statement relating to the Company’s previous Annual Meeting. Accordingly, for the 2018 Annual Meeting of Stockholders, director candidates must be submitted to the Company’s Corporate Secretary by November 9, 2017. Director candidates submitted by stockholders must contain at least the following information:

•	the name and address of the recommending stockholder,
•	the number of shares of the Company’s common stock beneficially owned by the recommending stockholder and the dates such shares were purchased,
•	the name, age, business address and residence of the candidate,
•	the principal occupation or employment of the candidate for the past five years,
•

a description of the candidate’s qualifications to serve as a director, including financial expertise and why the candidate does or does not qualify as “independent” under the NASDAQ corporate governance listing standards,

•	the number of shares of the Company’s common stock beneficially owned by the candidate, if any, and
•

a description of the arrangements or understandings between the recommending stockholder and the candidate, if any, or any other person pursuant to which the recommending stockholder is making the recommendation.

In addition, the recommending stockholder and the candidate must submit, with the recommendation, a signed statement agreeing and acknowledging that:

•

the candidate consents to being a director candidate and, if nominated and elected, he or she will serve as a director representing all of the Company’s stockholders in accordance with applicable laws and the Company’s Articles of Incorporation and Bylaws,

•

the candidate, if elected, will comply with the Company’s Corporate Governance Guidelines and any other applicable rule, regulation, policy or standard of conduct applicable to the Board and its individual members,

•

the recommending stockholder will maintain beneficial ownership of at least 2% of the Company’s issued and outstanding common stock through the date of the Annual Meeting for which the candidate is being recommended for nomination and that, upon the candidate’s nomination and election to the Board, the recommending stockholder intends to maintain such ownership throughout the candidate’s term as director, and

•

the recommending stockholder and the candidate will promptly provide any additional information requested by the Corporate Governance Committee and/or the Board to assist in the consideration of the candidate, including a completed and signed Questionnaire for Directors and Officers on the Company’s standard form and an interview with the Corporate Governance Committee or its representative.

For a complete list of the information that must be included in director recommendations submitted by stockholders, please see the “Director Recommendations by Stockholders Policy” on the “Corporate Governance” page of the “Investors” section of our website at www.jbhunt.com. The Corporate Governance Committee will consider all director candidates submitted through its established processes and will evaluate each of them, including incumbents, based on the same criteria. However, the Corporate Governance Committee may prefer incumbent directors and director candidates whom they know personally or who have relevant industry experience and in-depth knowledge of the Company’s business and operations.

The policies and procedures as set forth above are intended to provide flexible guidelines for the effective functioning of the Company’s director nomination process. The Board intends to review these policies and procedures periodically and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances change.

Board Composition and Director Qualifications

The Corporate Governance Committee periodically assesses the appropriate size and composition of the Board and whether any vacancies on the Board are expected. In the event that vacancies are anticipated or otherwise arise, the Corporate Governance Committee will review and assess potential director candidates. The Corporate Governance Committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the Corporate Governance Committee through recommendations of Board members, management, stockholders or professional search firms. Generally, director candidates should, at a minimum:

•	possess relevant business and financial expertise and experience, including a basic understanding of fundamental financial statements,
•	have exemplary character and integrity and be willing to work constructively with others,
•	have sufficient time to devote to Board meetings and consultation on Board matters, and
•	be free from conflicts of interest that violate applicable law or interfere with director performance.

In addition, the Corporate Governance Committee seeks director candidates who possess the following qualities and skills:

•	the capacity and desire to represent the interests of the Company’s stockholders as a whole,
•	occupational experience and perspective that, together with other directors, enhances the quality of the Board,
•	leadership experience and sound business judgment,
•	accomplishments in their respective field, with superior credentials and recognition,
•	knowledge of the critical aspects of the Company’s business and operations, and
•	the ability to contribute to the mix of skills, core competencies and qualifications of the Board through expertise in one or more of the following areas:
-	accounting and finance
-	mergers and acquisitions
-	investment management
-	law
-	academia
-	strategic planning
-	investor relations
-	executive leadership development
-	executive compensation
-	service as a senior officer of, or a trusted adviser to senior management of, a publicly held company.

The independent members of the Board each possess the general skills, experience, attributes and qualifications that make them a proper fit for the Company’s Board as described above. Specific strengths and qualities possessed by each member that makes him or her eligible to serve on the Company’s Board include:

Douglas G. Duncan – 30 years of experience in the transportation industry

Francesca M. Edwardson – business experience in the transportation industry, law, human resources, and corporate governance

Sharilyn S. Gasaway – accounting, finance, mergers and acquisitions, and regulatory experience

Gary C. George – business experience related to managing a diversified business headquartered in Springdale, Arkansas

Coleman H. Peterson – human resource experience with a large international workforce, corporate governance, and retail experience

James L. Robo – financial expertise, leadership experience, and business experience related to equipment and the transportation industry

Messrs. Garrison, Hunt, Roberts and Thompson, as nonindependent directors, have extensive work experience and history with the Company from its origins, which the Board believes are critical to its composition.

Board Diversity

As indicated by the criteria above, the Board prefers a mix of background and experience among its members. Furthermore, the Board is diverse both in gender and ethnic representation, with 30% of our current members reflecting demographic minorities. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of Board service to the Company. The effectiveness of this approach is evidenced by the directors’ participation in insightful and robust yet mutually respectful deliberation that occurs at Board and Committee meetings.

Board Leadership Structure

The Company split the titles, roles and responsibilities of the Chairman of the Board and Chief Executive Officer in 1985. The Company and the Board believe that, while the duties may be performed by the same person without consequence to either Company operations or stockholders’ interest, separation of duties allows the Chairman to focus more on active participation by the Board and oversight of management, while the Chief Executive Officer is better able to focus on day-to-day operations of the Company.

Communications With The Board

Stockholders and other interested parties may communicate with the Board, Board Committees, the independent or the nonmanagement directors, each as a group or any director individually by submitting their communications in writing to the attention of the Company’s Corporate Secretary. All communications must identify the recipient and author, state whether the author is a stockholder of the Company, and be forwarded to the following address via Certified Mail:

J.B. Hunt Transport Services, Inc.

Attention: Corporate Secretary

615 J.B. Hunt Corporate Drive

Lowell, Arkansas 72745

The directors of the Company have instructed the Corporate Secretary not to forward to the intended recipient any communications that are reasonably determined in good faith by the Corporate Secretary to relate to improper or irrelevant topics or that are substantially incomplete.

Board Meetings

The Board held four scheduled meetings during the 2016 calendar year. All directors attended all of the Board meetings and committee meetings on which each served during 2016. All members of the Board attended the 2016 Annual Meeting of Stockholders. The Company has adopted a Director Attendance Policy to stress the importance of attendance, director preparedness, and active and effective participation at Board and Board Committee meetings.

Board Committees

Standing committees of the Board include the Audit, Executive Compensation, and Nominating and Corporate Governance committees. Committee members are elected annually by the Board and serve until their successors are elected and qualified or until their earlier death, retirement, resignation or removal.

The following table summarizes the membership of the Board and each of its committees and the number of times each met during calendar year 2016:

Corporate
Director	Audit	Compensation	Governance
Douglas G. Duncan	X		X
Francesca M. Edwardson		X	X
Sharilyn S. Gasaway	X	X	X
Gary C. George		X	Chair
Coleman H. Peterson		Chair	X
James L. Robo	Chair		X
Number of Meetings in 2016	8	4	2

On January 25, 2017, the Corporate Governance Committee recommended, and the Board approved, the same committee assignments as 2016 for 2017.

AUDIT COMMITTEE

Under the terms of its charter, the Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function, and the performance of its independent auditors.

In fulfilling its duties, the Audit Committee, among other things, shall:

•	appoint, terminate, retain, compensate and oversee the work of the independent registered public accounting firm,
•	preapprove all services provided by the independent registered public accounting firm,
•	oversee the performance of the Company’s internal audit function,
•	review the qualifications, performance and independence of the independent registered public accounting firm,
•	review external and internal audit reports and management’s responses thereto,
•	monitor the integrity of the financial reporting process, system of internal accounting controls, and financial statements and reports of the Company,
•	oversee the Company’s compliance with legal and regulatory requirements,
•

review the Company’s annual and quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in periodic reports filed with the SEC,

•	discuss with management earnings news releases,
•	meet with management, the internal auditors, the independent auditors and the Board,
•	provide the Board with information and materials as it deems necessary to make the Board aware of significant financial accounting and internal control matters of the Company,
•	oversee the receipt, investigation, resolution and retention of all complaints of a financial nature submitted under the Company’s Whistleblower Policy, and
•	otherwise comply with its responsibilities and duties as set forth in the Company’s Audit Committee Charter.

The Board has determined that each member of the Audit Committee satisfies the independence and other requirements for audit committee membership of the NASDAQ corporate governance listing standards and SEC requirements. The Board has also determined that all members of the Audit Committee have the attributes of an audit committee financial expert as defined by the SEC. The Board determined that these members acquired such attributes through their experience in preparing, auditing, analyzing or evaluating financial statements, or actively supervising one or more persons engaged in such activities, and their experience of overseeing or assessing the performance of companies and public accountants with respect to preparation, auditing or evaluation of financial statements. In 2016, the Audit Committee met eight times. All members attended each of the Audit Committee meetings. For additional information concerning the Audit Committee, see “Report of the Audit Committee” set forth below.

EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee (the Compensation Committee) shall:

•	determine and approve base salary compensation of the Company’s senior executive officers,
•

determine and approve annual equity-based awards for the Company’s “insiders” as defined in Section 16 of the Securities Exchange Act of 1934, with the exception of the Chairman of the Board and the Chief Executive Officer,

•	evaluate and recommend to the independent members of the Board for their approval base salary and annual equity-based awards for the Chairman of the Board and the Chief Executive Officer,
•	review and approve the annual performance goals and objectives of the Company’s senior executive officers, including the Chief Executive Officer,
•	establish and certify the achievement of performance goals,
•	oversee the Company’s incentive compensation and equity-based compensation plans,
•	assess the adequacy and competitiveness of the Company’s executive and director compensation programs,
•	review and discuss with management the Compensation Discussion and Analysis (CD&A) and recommend whether such analysis should be included in the Proxy Statement filed with the SEC,
•	produce an Annual Report on executive compensation for inclusion in the Company’s Proxy Statement,
•

review and approve any employment agreements, severance agreements or arrangements, retirement arrangements, change in control agreements/ provisions, and any special or supplemental benefits for each officer of the Company,

•	approve, disapprove, modify or amend any non-equity compensation plans designed and intended to provide compensation primarily for officers,
•	make recommendations to the Board regarding adoption of equity-based compensation plans,
•	administer, modify or amend equity-based compensation plans,
•	review the Company’s plan for succession of management,
•	monitor the diversity of the Company’s workforce, and
•	otherwise comply with its responsibilities and duties as set forth in the Company’s Compensation Committee Charter.

None of the individuals serving on the Compensation Committee has ever been an officer or employee of the Company. The Board has determined that all members of the Compensation Committee satisfy the independence requirements of the NASDAQ corporate governance listing standards. All members of the Compensation Committee qualify as “nonemployee directors” for purposes of Rule 16b-3 of the Exchange Act and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, as amended.

The Compensation Committee met four times in 2016. All members attended each of the Compensation Committee meetings.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee (the Corporate Governance Committee) shall:

•	annually review the Company’s Corporate Governance Guidelines,
•	assist the Board in identifying, screening and recruiting qualified individuals to become Board members,
•	propose nominations for Board membership and committee membership,
•	assess the composition of the Board and its committees,
•	oversee the performance of the Board and committees thereof,
•	review and approve all related-party transactions (as required by law, NASDAQ rules, or SEC regulations), and
•	otherwise comply with its responsibilities and duties as set forth in the Company’s Corporate Governance Committee Charter.

The Board has determined that all members of the Corporate Governance Committee satisfy the independence requirements of the NASDAQ corporate governance listing standards. The Corporate Governance Committee met two times during 2016. All members attended each of the Corporate Governance Committee meetings.

Code of Business Conduct and Ethics

The Board has adopted a Corporate Code of Ethical and Professional Standards for Directors, Officers and Employees (the Code of Ethics) that applies to all of the Company’s directors, officers and employees. The purpose and role of this Code of Ethics is to focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability. As required by applicable law, the Company will post on the “Corporate Governance” page of the “Investors” section of its website at www.jbhunt.com any amendments or waivers of any provision of this Code of Ethics made for the benefit of executive officers or directors of the Company.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assist it in exercising its responsibilities to the Company and its stockholders. These guidelines address, among other items, director responsibilities, Board Committees and nonemployee director compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires each director, officer and any individual beneficially owning more than 10% of the Company’s common stock to file with the SEC reports of security ownership and reports on subsequent changes in ownership. These reports are generally due within two business days of the transaction giving rise to the reporting obligation.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filings were made in a timely manner, with the exception of Nicholas Hobbs, who had one late filing to report the sale of shares.

Certain Relationships and Related Transactions

The Corporate Governance Committee is charged with the responsibility of reviewing and preapproving all related-party transactions (as defined in SEC regulations) and periodically reassessing any related-party transaction entered into by the Company.

Bryan Hunt is the son of Johnelle Hunt, a principal stockholder of the Company. There are no other family relationships among the foregoing directors.

Two sons-in-law of Kirk Thompson, Chairman of the Board of the Company, were employed by the Company in calendar year 2016. The first earned $298,061 and the second earned $227,041 in 2016 compensation. Shelley Simpson’s husband was employed by the Company in calendar year 2016 and earned $440,266 in 2016 compensation.

In the ordinary course of business, the Company has entered into contractual service agreements with George’s, Inc., which is considered a related party. The customer agreements consist primarily of fleets of tractors and specialty trailers delivering feed and live poultry to and from plants located in Cassville, Missouri; Edinburg, Virginia; Harrisonburg, Virginia; and Mt. Jackson, Virginia, as well as other agreed-upon services on an as-needed basis. Gary C. George is Chairman of George’s, Inc. Mr. George was not involved in the establishment of these service agreements, nor did he solicit the Company’s services on behalf of George’s, Inc. Total revenue earned in calendar year 2016 under these service agreements was $4.2 million. Services provided under these contracts are and will be carried out at arm’s length in the ordinary course of business and are being provided substantially on the same terms as those of unrelated parties for comparable transactions.

In October 2015, in the ordinary course of business, the Company entered into an agreement with 5431 Pinnacle Point LLC for the lease of office space located in Rogers, Arkansas. Bryan Hunt, a director of the Company, has a 50% ownership interest in 5431 Pinnacle Point LLC. The lease has a term of 24 months and annual base rent of $216,000. The Company paid $216,225 under this lease agreement during calendar year 2016 and considers this a transaction carried out at arm’s length in the ordinary course of business and consistent with the same terms as those of unrelated parties for comparable lease agreements.

In February and May 2016, in the ordinary course of business, the Company entered into two agreements with North Pinnacle Properties, LLC for the lease of office space located in Rogers, Arkansas. Johnelle Hunt, a principal stockholder of the Company, is the controlling member of J.B. Hunt LLC, which is the parent company of North Pinnacle Properties, LLC. The leases have terms of 15 and 12 months, respectively, and a combined annual base rent of $297,270. The Company paid $215,245 under these lease agreements during calendar year 2016 and considers these to be transactions carried out at arm’s length in the ordinary course of business and consistent with the same terms as those of unrelated parties for comparable lease agreements.

In August 2010, the Company made a gift of $5 million to Arkansas Children’s, Inc. The gift was payable in equal increments over a 10-year period beginning in calendar year 2011. In 2016, the Company paid in full the outstanding balance of this commitment. In May, 2016, the Company made a gift of $5 million to Arkansas Children’s Northwest, which was paid in full in 2016. Both Sharilyn S. Gasaway and Gary C. George are currently members of the Board of Directors of Arkansas Children’s, Inc. In addition, Mr. George is a member of the Board of Directors of Arkansas Children’s Northwest. However, Ms. Gasaway and Mr. George did not solicit these contributions on behalf of these organizations, nor were they instrumental in the Company’s decision to support the medical facilities.

In December 2008, the Company made a gift of $250,000 to Northwest Arkansas Community College. The gift is payable in equal increments over a 10-year period beginning in calendar year 2009. At the time of the gift, Coleman H. Peterson served as Chairman of the Board of Trustees of this organization. Mr. Peterson did not solicit the contribution on behalf of the organization, nor was he instrumental in the Company’s decision to support the local junior college.

Compensation Committee Interlocks and Insider Participation

During the 2016 calendar year, none of the Company’s executive officers served on the Board of Directors or Compensation Committees of any entity whose directors or officers served on the Company’s Board or Compensation Committee. No current or past executive officers or employees of the Company served on the Compensation Committee.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

The following table sets forth all persons known to be the beneficial owner of more than 5% of the Company’s common stock as of December 31, 2016. Unless otherwise indicated in the footnotes below, “beneficially owned” means the sole or shared power to vote or direct the voting of a security or the sole or shared power to dispose or direct the disposition of a security.

Name and Address	Number of Shares	Percent of Class
Johnelle Hunt 3333 Pinnacle Hills Parkway Rogers, AR 72756	19,301,981	17.3%

Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	9,023,027	8.0%

Wellington Management Group LLP 280 Congress Street Boston, MA 02210	6,509,293	5.8%

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	6,074,118	5.4%

Information relating to Johnelle Hunt is based on the stockholder’s Form 5, filed with the SEC on February 14, 2017. Information pertaining to the ownership of Vanguard Group, Inc., Wellington Management Group LLP, and BlackRock, Inc. are based on each organization’s Schedule 13G filed with the SEC on February 10, 2017, February 9, 2017, and January 25, 2017, respectively. The Company makes no representation as to the accuracy of the information reported in such beneficial ownership reports.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The 2016 Executive Compensation Committee (the Compensation Committee) was composed of Coleman H. Peterson, Chairman, Francesca M. Edwardson, Sharilyn S. Gasaway, and Gary C. George, none of whom is an officer or employee of the Company and all of whom have been determined by the Board of Directors of the Company (the Board) to be independent. Additionally, all members of the Compensation Committee qualify as “nonemployee directors” for purposes of Rule 16b-3 of the Exchange Act and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, as amended (the Code).

The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on the “Corporate Governance” page of the “Investors” section of the Company’s website at www.jbhunt.com. In carrying out its responsibilities, the Compensation Committee, among other things:

•	evaluates and recommends to the independent Board members, for their approval, the annual salaries and bonuses of the Chairman of the Board and the Chief Executive Officer,
•	reviews and approves annual corporate goals and objectives of the Chairman of the Board and the Chief Executive Officer and other Section 16 reporting officers,
•

recommends for approval to the independent Board members equity-based compensation awards under the Company’s Management Incentive Plan (the MIP), as amended and restated, for the Chairman of the Board and the Chief Executive Officer,

•	reviews and approves equity-based compensation awards under the Company’s MIP, as amended and restated, for the Section 16 reporting officers,
•	establishes and certifies the achievement of performance goals under the Company’s incentive and performance-based compensation plans,
•	reviews and approves compensation recommendations for the Company’s directors,
•	reviews other Company executive compensation programs, and
•	reviews and approves the Compensation Committee report to the stockholders and the Compensation Discussion and Analysis (the CD&A) report included in the Proxy Statement.

The Chairman of the Board recommends to the Compensation Committee the form and amount of compensation to be paid to the Chief Executive Officer. The Chief Executive Officer provides recommendations to the Compensation Committee regarding the form and amount of compensation to be paid to executive officers who report directly to him. Additionally, the Chairman of the Board, the Chief Executive Officer and the Chief Financial Officer regularly attend Compensation Committee meetings, except for executive sessions. Upon request, management has provided to the Compensation Committee historical and prospective breakdowns of primary compensation components for each executive officer, as well as tally sheets, wealth accumulation analyses and internal pay equity analyses as described in more detail below.

At our 2014 Annual Meeting, the stockholders approved, on an advisory basis, the compensation of the named executive officers (99.5% of votes cast). The Compensation Committee believes this level of stockholder support reflects a strong endorsement of the Company’s compensation policies and decisions. The Compensation Committee has considered the results of the last advisory vote on executive compensation in determining the Company’s compensation policies and decisions for 2017, and has determined that these policies and decisions are appropriate and in the best interests of the Company and its stockholders at this time. Previously, at our 2011 Annual Meeting, the stockholders voted for approval of a frequency of holding advisory votes every three years with respect to named executive officer compensation (51% of votes cast). This nonbinding vote on frequency is required at least once every six years. Accordingly, advisory votes on both executive compensation and the frequency of holding future advisory votes have been included as Proposal Number Three and Proposal Number Four, respectively, within this Proxy Statement.

In 2016, the Compensation Committee engaged Meridian Compensation Partners, LLC (Meridian) to review the Company’s executive compensation policies and practices. Meridian was also directed to determine a comparable peer group for executive compensation purposes and to report considerations regarding changes in compensation levels for the NEOs to bring them into the 50th percentile of total direct compensation of the peer group. Meridian is retained by, and reports to, the Compensation Committee to provide compensation analyses and consultation at the Committee’s request.

The Compensation Committee met four times in 2016 to discuss, among other items, the salaries, bonuses and other compensation of the senior executive officers and other key employees of the Company, including the Chairman of the Board and the Chief Executive Officer. The Compensation Committee did not act by unanimous consent at any time in 2016.

Historically, the Compensation Committee meets during the first quarter to finalize discussion regarding the Company’s performance goals for the previous and current year with respect to performance-based compensation to be paid to executive officers and to approve its report for the Proxy Statement. These goals are approved within 90 days of the beginning of the year, pursuant to the Code. During other regularly scheduled meetings throughout the year, the Compensation Committee meets to:

•	discusses any new compensation issues,
•	review base compensation, bonus and MIP award analyses,
•	approve the engagement of the compensation consultant for annual executive and director compensation surveys,
•	review and discuss information provided by the compensation consultant and the recommendations made by the Chairman of the Board and the Chief Executive Officer,
•	review the performance of the Company and the individual officers,
•	approve short-term cash bonus and long-term incentive awards, and
•	determine executives’ base salaries.

Management also advises the full Board, including the Compensation Committee members, throughout the year of any new issues and developments regarding executive compensation.

The Compensation Committee has reviewed and discussed the following CD&A with management, and based upon such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in the Company’s Proxy Statement.

J.B. Hunt Transport Services, Inc.

2016 Executive Compensation Committee

Coleman H. Peterson, Chairman

Francesca M. Edwardson

Sharilyn S. Gasaway

Gary C. George

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Compensation Discussion and Analysis provides information regarding the compensation paid to our President and Chief Executive Officer, Chief Financial Officer and certain other executive officers who were the most highly compensated in calendar year 2016. These individuals, referred to collectively as “named executive officers” or NEOs, are identified below:

•	John N. Roberts, III – President and Chief Executive Officer
•	David G. Mee – Executive Vice President, Finance/Administration, Chief Financial Officer and Corporate Secretary
•	Shelley Simpson – Executive Vice President, Chief Marketing Officer and President of Integrated Capacity Solutions and Truckload
•	Nicholas Hobbs – Executive Vice President and President of Dedicated Contract Services
•	Terrence D. Matthews – Executive Vice President and President of Intermodal The executive position of Chairman of the Board is no longer an NEO of the Company.

Compensation Philosophy and Principles

The Compensation Committee acknowledges that the transportation industry is highly competitive and that experienced professionals have career mobility. The Company believes that it competes for executive talent with a large number of companies, some of which have significantly larger market capitalizations and others of which are privately owned. Retention of key talent remains critical to our success. The Company’s need to focus on retention is compounded by its size and geographic location. The Company’s compensation program is structured to attract, retain and develop executive talent with the ability to assume a broad span of responsibilities and successfully lead complex business units to market-leading positions in the industry. The Compensation Committee believes that    the ability to attract, retain and provide appropriate incentives for professional personnel, including the senior executive officers and other key employees of the Company, is essential to maintaining the Company’s leading competitive position, thereby providing for the long-term success of the Company. The Compensation Committee’s goal is to maintain compensation programs that are competitive within the transportation industry. Each year, the Compensation Committee reviews the executive compensation program with respect to external competitiveness and linkage between executive compensation and creation of stockholder value and determines what changes, if any, are appropriate.

The overall compensation philosophy of the Compensation Committee and management is guided by the following principles:

•

Compensation levels should be sufficiently competitive to attract and retain key talent. The Company aims to attract, motivate and retain high-performance talent to achieve and maintain a leading position in its industry. Our total compensation package should be strongly competitive with other transportation companies.

•

Compensation should relate directly to performance and responsibility. Total compensation should be tied to and vary with performance and responsibility, both at the Company and individual level, in achieving financial, operational and strategic objectives. Differentiated pay for high-performing individuals should be proportional to their contributions to the Company’s success.

•

Short-term incentive compensation should constitute a significant portion of total executive compensation. A large portion of total compensation should be tied to performance, and therefore at risk, as position and responsibility increase. Individuals with greater roles and the ability to directly impact strategic direction and long-term results should bear a greater proportion of the risk.

•

Long-term incentive compensation, the Company’s Management Incentive Plan (the MIP), should be closely aligned with stockholders’ interests. Awards of long-term compensation encourages executive officers to focus on the Company’s long-range growth and development and incent them to manage from the perspective of stockholders with a meaningful stake in the Company, as well as to focus on long-term career orientation. Participants in the MIP are required to own Company stock. The requirements are discussed in this CD&A under the caption “Stock Ownership Guidelines.”

The Company’s executive compensation program is designed to reward the achievement of initiatives regarding growth, productivity and people, including:

•

setting, implementing and communicating strategies, goals and objectives to ensure that the Company grows revenue and earnings at rates that are comparable to or greater than those of our peers and that create value for our stockholders,

•	motivating and exhibiting leadership that aligns the interests of our employees with those of our stockholders,
•	developing a grasp of the competitive environment and taking steps to position the Company for growth and as a competitive force in the industry,
•	constantly renewing the Company’s business model and seeking strategic opportunities that benefit the Company and its stockholders, and
•	implementing a discipline of compliance and focusing on the highest standards of professional conduct.

PROCESS OF SETTING COMPENSATION

Benchmarking Against a Peer Group

The Compensation Committee engaged Meridian to perform a competitive market assessment for the NEOs to evaluate base salary, target annual incentives, target total cash compensation, long-term incentives and total direct compensation.

The assessment involved the use of a peer group, as noted below, consisting of 12 transportation and logistics companies in the national marketplace. This peer group was updated in 2016 to more closely align the Company’s peer group with peers suggested by Institutional Shareholder Services. These companies represent both business competition and the most relevant labor market for our executives.

Avis Budget Group, Inc.	CH Robinson Worldwide, Inc.	CSX Corporation
Expeditors Int’l of Washington, Inc.	Hertz Global Holdings, Inc.	Hub Group, Inc.
Kansas City Southern	Landstar System, Inc.	Norfolk Southern Corporation
Old Dominion Freight Line, Inc.	Ryder System, Inc.	Swift Transportation Company

The Compensation Committee has decided that the appropriate comparative total compensation target should be at the 50th percentile of the respective peer groups.

Compensation Analysis Tools

In addition to the competitive compensation survey information for each officer that was compiled, the Compensation Committee also reviewed a three-year history of executive compensation tally sheets. The Compensation Committee anticipates that pertinent compensation information will continue to be developed and enhanced to allow the Committee to perform the most relevant analyses practicable.

Our objective for total executive compensation is to provide compensation at the 50th percentile of the respective peer groups. We believe that a sizeable portion of overall compensation should be at risk and tied to stockholder value. Our bonuses are tied to earnings per share (EPS), revenue and earnings before interest and taxes (EBIT); as these items increase, so do executive bonuses. Long-term incentives are used as tools to reward executives for current and future performance, to encourage an executive to remain with the Company and to align the executive’s interests with those of our stockholders. As part of our long-term incentive strategy, executives are expected to maintain stock ownership values as a multiple of their base salaries. Long-term incentives for NEOs are performance- based. While certain components of compensation are directly tied to the Company’s reported financial performance, sufficient accounting and operational controls are in place and tested effectively to ensure that the Company’s compensation practices and policies, including those for nonexecutives, are not reasonably likely to have a material adverse effect on the Company.

Our Company has a 401(k) plan that assists participants in providing for retirement. The Company contributes to each NEO’s account per year based on the NEO’s voluntary contribution amount. The equity buildup in unvested equity-based awards and stock owned currently is critical to each executive’s ability to adequately provide for his or her retirement. As previously mentioned and explained in detail later, we have a Company stock ownership policy for our executives, but we do not have a “hold until retirement” restriction. We do not believe that such a restriction is prudent for the employee or necessary to protect our Company.

Tally Sheets

A compensation tally sheet for each NEO was prepared and reviewed by the Compensation Committee in 2016. These tally sheets detail a three-year history of dollar amounts for components of the NEO’s total compensation, including current salary and estimated cash bonuses, equity-based awards, change in control severance payments, if any, personal benefits, if any, and other perquisites.

Long -Term Compensation Analyses and Policies

        With respect to long-term, equity-based awards, the Company maintains the MIP. The MIP was originally adopted and approved by the Board on March 17, 1989, and an amended and restated MIP was subsequently approved by the stockholders on May 11, 1995. The MIP has been amended and restated since the time of its adoption, and all amendments requiring approval of the stockholders have been approved, with the last approval occurring at our Annual Meeting of Stockholders held in 2012. Currently, there are 44 million shares of common stock authorized for issuance under the MIP, of which approximately 6.9 million shares are available for future equity-based awards.

As discussed in Proposal Two of this Proxy Statement, the Board of Directors has adopted, subject to stockholder approval, the Company’s Third Amended and Restated Management Incentive Plan (the Restated MIP). The restatement of the MIP relates primarily to:

•	limitations on share recycling,
•	clarification regarding the effect of the Company’s assumption of awards granted under another plan,
•	a limitation on the number of shares available each year for nonemployee directors,
•	a broader provision regarding the Company’s discretion to reduce, cancel, seek to forfeit or recoup a participant’s awards upon the occurrence of certain events,
•	clarification that recipients of restricted stock and share unit awards do not have voting or dividend rights until such award is vested,
•	the addition of methods for payment of the purchase price for any existing or future options granted under the Plan,
•	expanded methods for satisfying a participant’s withholding obligations,
•	the addition of a provision regarding acceleration of vesting following a change in control, and
•	a broader provision regarding amendment of the Plan to be based on current applicable law.

Certain provisions of the Restated MIP, as proposed to be approved by stockholders, are described in the following sections of this CD&A. Such descriptions are qualified in their entirety by reference to the complete text of the Restated MIP, which is attached as Appendix A to this Proxy Statement.

Performance-based restricted share units, time-vested restricted share units and stock options of the Company are granted under the MIP in an effort to link future compensation to the long-term financial success of the Company. These equity-based awards are granted to executive officers, including the NEOs, and other key employees (approximately 410 individuals) and are intended to attract and retain employees, to provide incentives to enhance job performance, and to enable those persons to participate in the long-term success and growth of the Company through an equity interest in the Company.

The Compensation Committee typically grants time-vested restricted share units under the MIP to non-NEO employees of the Company, while granting performance-based restricted share units to the NEOs of the Company. Each grant typically vests ratably over five (5) years based on service and performance conditions. Each portion that vests in a particular year, or each tranche, of performance-based awards is contingent on the Company’s attainment of predetermined performance metrics established by the Compensation Committee. Historically, the Compensation Committee has set operating income targets for each tranche of performance based restricted share units granted to NEOs. Therefore, while an NEO may receive a grant that vests over a period of years, the operating income performance metric must be met for each tranche in order for the NEO to receive the full value of grant. Failure to meet the operating income metric for any tranche would cause that portion of the total grant to be forfeited by the NEO. The Compensation Committee believes that restricted share units, both time- vested and performance-based, are currently more effective than stock options in achieving the Company’s compensation objectives, as these grants are subject to less market volatility and are less dilutive to stockholders. Employees realize immediate value as restricted share units vest, with such value increasing as the Company’s stock performance increases. Cash dividends are not paid and there are no voting rights on unvested restricted share units.

The Company does not have a formal policy, but has an established practice described below, with respect to the granting of any form of equity compensation. The Company does not have a policy or practice of either timing equity-based compensation grants to current or new executive officers, or timing the release of material, nonpublic information to affect the value of executive compensation. Recommendations for all Section 16 filers, except for the Chairman of the Board and the Chief Executive Officer, are presented to the Compensation Committee by the Chief Executive Officer. The Chairman of the Board recommends to the Compensation Committee the award for the Chief Executive Officer. The Compensation Committee approves or adjusts the award using the above tools for all Section 16 filers, except for the Chairman of the Board and the Chief Executive Officer. The awards for the Chairman of the Board and Chief Executive Officer are recommended by the Compensation Committee and submitted for final approval to the Company’s independent Board members. This process occurs in late October or early November of each year to coincide with our third-quarter Board meeting. We consider this our annual award date. The Compensation Committee does not expect to delegate approval authority to grant awards to management or any subcommittee at this time or in the near future. The grant date is typically set by the Compensation Committee. Historically, annual awards of equity compensation have been granted to all awardees, including the NEOs, in October. In 2016, 472,909 grants were made on October 19, and 61,855 grants were made on October 20, the date of the third-quarter Board meeting. Grants have been made in months other than the annual award date on a very limited basis. The limited exceptions to this grant-date practice have included, for example, the hiring of a key employee or the promotion of an employee to an executive office.

The Compensation Committee is currently studying the effects of moving the annual award date to January of each year because the Compensation Committee would have a more complete analysis of the Company’s financial performance and the executive’s individual performance for the full calendar year and would have the most recently available competitive market data.

Pursuant to the provisions of the MIP, all stock options are granted with an exercise price equal to 100% of the fair market value of the Company’s common stock on the grant date. Historically, stock options have been generally exercisable over five to 10 years from the grant date. The exercise price of stock options may be satisfied with payment of cash or previously owned Company stock or, under the terms of the Restated MIP, in the discretion of the Compensation Committee, through a cashless simultaneous exercise and sale through a broker or by a “net exercise” arrangement. In response to emerging changes in the area of accounting for equity-based compensation and to position ourselves competitively with our peers, the Compensation Committee began granting restricted share units in lieu of stock options under the MIP in 2005. No stock options are currently outstanding. The Compensation Committee anticipates granting restricted share units in lieu of stock options for the foreseeable future, but in the event stock options are granted, such stock options will be granted under the terms discussed above. Similar to stock options, the total number of restricted share units that may be awarded to an individual is within the discretion of the Compensation Committee but also limited by the MIP and is generally based on the Company’s performance and the individual’s current level of compensation, individual performance, potential for promotion and marketability outside the Company. The number of restricted share units or stock options previously granted to an individual may be, but is not always, a consideration in determining the amount of awards granted to that individual in the future. Generally, restricted share units vest over two to 10 years.

As stated above, the Company does not have a policy or practice of timing the grant of equity-based awards and the release of material, nonpublic information in a manner that would affect compensation for new or current executive officers, nor has it deliberately or knowingly done so. In the event that material, nonpublic information becomes known to the Compensation Committee, the Company or its employees at a time when such information could affect or otherwise impact the imminent grant of equity-based compensation, management and the Compensation Committee will take the existence of such information under advisement and determine whether to delay the grant of such equity-based compensation to a later date to avoid the appearance of any impropriety.

Deductibility of Compensation and Other Regulatory Considerations

        The Code places a limit of $1 million on the amount of compensation the Company may deduct for federal income tax purposes in any one year with respect to the Company’s Chief Executive Officer and the next three most highly compensated executive officers whose compensation is required to be disclosed in the Company’s annual Proxy Statement, other than the Chief Financial Officer (the Covered Employees). There is an exception to this $1 million limitation for performance-based compensation that meets certain requirements. In reviewing the effectiveness of the Company’s compensation program, the Compensation Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits. Additionally, the deductibility of certain compensation payments depends upon the timing of an executive’s vesting or exercise of previously granted awards, as well as interpretations and changes in the tax laws and other factors beyond the Compensation Committee’s control. For these and other reasons, including the need to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee will not necessarily, nor in all circumstances, limit executive compensation to that which is deductible under the Code. The Company has not adopted a policy requiring all compensation to be deductible.

The MIP contains specific language and requirements regarding performance-based awards granted to a Covered Employee intended to be “qualified performance-based compensation” as defined by the Code. These awards shall be based on the attainment of one or more objective performance goals established in writing by the Committee. Performance goals must be based on one or more criteria approved by the MIP (e.g., revenue, operating income, return on assets) and be based on an objective formula or standard. The Committee is currently using approved targeted quarterly and annual operating income levels as the performance criteria for all outstanding qualified performance-based restricted share awards. Prior to any vesting of an award, the Committee must certify in writing that all of the necessary performance goals have been met. Material terms of the performance goals must be disclosed to and reapproved by the stockholders every five years, and, accordingly, these terms have been included in Proposal Two of the Proxy Statement. In October 2016, 142,114 grants of “qualified performance- based compensation” restricted share units were made to Covered Employees and vest, under the provisions of the MIP, upon the Company’s attainment of predetermined performance metrics established and approved by the Compensation Committee.

The Compensation Committee will continue to consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. Base salary, bonuses or the vesting of non-performance-based restricted share units do not qualify as performance-based compensation under the Code. In 2016, $878,092 in NEO compensation paid to Nicholas Hobbs was not deductible by the Company.

Derivative Trading, Hedging and Trading Plans

        The Company has a policy that prohibits directors, officers or employees from engaging in short sales or in transactions involving derivatives based on the Company’s common stock, such as option contracts, straddles, collars, hedges and writing puts or calls. In addition, the Company’s policy requires that directors and executive officers must obtain authorization from the Board before entering into a trading plan that, under the SEC’s Rule 10b5-1, would permit the sale of the Company’s stock including at times when the director or executive officer is in the possession of material nonpublic information.

Stock Ownership Guidelines

To motivate the Company’s officers and senior management to emulate its stockholders, the Company expects its management to own Company stock at levels described in the table shown below.

Stock ownership is defined as stock owned:

•	directly or indirectly, and/or
•	through the Company’s 401(k) Employee Retirement Plan.

Position	Ownership Multiple of Base Salary
Chief Executive Officer	6 times
Executive Vice Presidents	3.5 times
Senior Vice Presidents	2.75 times
Vice Presidents	2.5 times

The Compensation Committee has determined that as of the annual award dates, October 19 and October 20, 2016, all of the Company’s officers and members of senior management covered by these guidelines had met their ownership goals.

Stock Retention Policy

In addition to the stock ownership guidelines indicated above, the Company requires all shares obtained by an NEO from the vesting or exercise of restricted share units and stock options to be retained until the established ownership levels have been achieved. The Company does not have any other stock retention policy.

Recovery of Awards

The Company does not have a policy, other than required by law, requiring replacement of awards or payments as a result of an officer’s illegal transactions or restatements. However, the Compensation Committee has formally adopted and explicitly communicated the “clawback” provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act with regard to annual cash bonus awards paid to the Company’s executive officers. With regard to equity-based awards, the Restated MIP gives the Company broad discretion to reduce, cancel, seek to forfeit or recoup any Plan participant’s awards upon the breach of any agreement with or obligation to the Company, violation of any Company policy or procedure, or engagement in conduct that is otherwise detrimental to the business or reputation of the Company. Since becoming a public company in 1983, the Company has had no illegal actions by its officers or restatements of financial information.

Summary

The Company intends to continue its practice of compensating its executives through programs that emphasize performance. To that end, executive compensation is tied directly to the performance of the Company and is structured to ensure that, due to the nature of the business and the degree of competitiveness for executive talent, there is an appropriate balance between:

•	base salary and incentive compensation,
•	short-term and long-term compensation, and
•	cash and noncash compensation.

Each is determined and measured by:

•	competitive compensation data,
•	financial, operational and strategic goals,
•	long-term and short-term performance of the Company compared with its peer group, and
•	individual contribution to the success of the Company.

2016 COMPENSATION

Elements of Compensation

The Company’s primary compensation components are summarized below. Generally, the Company’s compensation program consists of an annual base salary, short-term cash incentive awards, and an annual long-term, equity-based award. Primary benefits for executives include participation in the Company’s 401(k) plan, health, dental and vision plans, and various insurance plans, including disability and life insurance, all of which are available to all employees on a nondiscriminatory basis. The Company provides limited perquisites to executive officers and other key employees as described in more detail on page 29 under the section titled “Other Perquisites.”

Total direct compensation for executive officers, including the NEOs, consists of one or more of the following components:

•	base salary,
•	annual performance-based incentive cash bonus awards,
•	long-term incentive/equity-based compensation,
•	health and welfare benefits, and
•	other benefits.

The Compensation Committee, with recommendations from management, works to create what it believes is the best mix of these components in delivering total direct compensation. In determining annual compensation, the Compensation Committee reviews all elements of compensation separately and in the aggregate. These compensation components are comparable to those of the Company’s competitors and peer group.

In its review of executive compensation, and, in particular, in determining the amount and form of incentive awards discussed below, the Compensation Committee generally considers several factors. Among these factors are:

•	market information with respect to cash and long-term compensation for its peer group,
•	amounts paid to the executive officer in prior years as salary,
•	annual bonus and other compensation,
•	the officer’s responsibilities and performance during the calendar year, and
•	the Company’s overall performance during prior calendar years and its future objectives and challenges.

At transportation companies, generally the largest elements of compensation are paid in the form of annual short-term incentives and long-term compensation. Compensation mix and industry profitability vary as the industry faces many risk factors, such as the economy and fuel prices.

Cash compensation for our NEOs varies as the EPS of the Company changes or with the growth of the combination of revenue and EBIT, due to the nature of our bonus plans described below. Grants of performance-based restricted share units are made annually. Performance-based restricted share units are based on each employee’s level of responsibility and are generally computed as a multiple of base salary.

It has been the policy of the Company to put a significant portion of the executive’s compensation at risk. This is accomplished by our cash bonus plans, which are directly tied to EPS and revenue and EBIT growth, and the issuance of performance-based restricted share units. Equity-based awards from the MIP may also vary in vesting from two to 10 years. These awards are subject to forfeiture if the employee leaves the Company. Furthermore, the future vesting of performance- based equity awards is contingent on the Company’s attainment of predetermined performance metrics established by the Committee. The Committee and management believe that the proportion of compensation at risk should rise as the employee’s level of responsibility increases.

The Compensation Committee has retained Meridian as its compensation consultant. Meridian reports directly to the Compensation Committee and has no other engagements with the Company. In 2016, Meridian prepared a study providing information and an independent analysis of the Company’s executive compensation program and practices. The results of this study included observations about the Company’s target 2016 executive compensation.

The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the individual performances of the NEOs. The Compensation Committee considers actual results against deliverables and also bases its compensation decisions for the NEOs on:

•	leadership,
•	the execution of business plans,
•	strategic results,
•	operating results,
•	growth in EPS, revenue and EBIT,
•	size and complexity of the business,
•	experience,
•	strengthening of competitive position,
•	analysis of competitive compensation practices, and
•	assessment of the Company’s performance.

Where possible, the above criteria were compared with the peer group selected as well as the Chief Executive Officer’s input for his direct reports and the Chairman of the Board’s input for the Chief Executive Officer.

Base Salary

The Compensation Committee believes that competitive levels of cash compensation, together with equity-based and other incentive programs, are necessary for motivating and retaining the Company’s executives. Salaries provide executives with a base level of monthly income and help achieve the objectives outlined above by attracting and retaining strong talent. Base salaries are evaluated annually for all executive officers, including the Chairman of the Board and the Chief Executive Officer. Generally, base salaries are not directly related to specific measures of corporate performance, but are determined by the relevance of experience, the scope and complexity of the position, current job responsibilities, retention and relative salaries of the peer group members. The Compensation Committee may elect not to increase an executive officer’s annual salary, and has so elected in prior years. However, if warranted, the Compensation Committee may increase base salary where an executive officer takes on added responsibilities or is promoted.

Annual Bonus Awards

The Company has had in place for several years a bonus plan that is tied to EPS (EPS plan). In 2016, the Compensation Committee established a second bonus plan, referred to as the Performance Growth Incentive (PGI) plan, which is tied to year-over-year revenue and EBIT growth. When management presents its budget for the following year, the Compensation Committee establishes a matrix of EPS results with corresponding bonus payout levels and a separate PGI matrix of revenue and EBIT growth rates with corresponding bonus payout levels. These forecasted revenue and earnings results are based on customer freight trends, strategies for growth and controlling costs, and corporate strategies to maximize stockholder return. Once presented to the Board, the financial budget and bonus plan matrices remain fixed, though management continually reforecasts expectations based on actual results and on changing facts and assumptions. Changes in uncontrollable factors such as general economic conditions, railroad or port authority service issues, or rapidly fluctuating fuel costs can have a significant impact on the Company’s actual financial results. Therefore, as the Company performs against the original budget, the executive’s bonus performs against the pre- established matrices. The Compensation Committee has formally adopted and explicitly communicated the “clawback” provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act with regard to both the EPS and PGI annual cash bonus awards paid to the Company’s executive officers. The position of Chairman of the Board is not eligible to participate in the Company’s EPS or PGI bonus plans.

EPS Plan

For 2016, the EPS plan was based on annual reported EPS; however, quarterly EPS targets were established. If the Company met a quarterly EPS target, the executive was eligible to receive a “progress payment” equal to approximately 12.5% of his or her projected annual bonus payout. The annual bonus payout was reduced by the progress payments received during the year. We considered a single quarterly progress payment, computed at approximately 12.5% of the executive’s lowest possible annual bonus amount, to be the threshold bonus amounts described below. For 2017, the EPS plan has been amended to create a single payout based on the full year 2017 EPS matrix approved by the Compensation Committee. The payout will occur in January 2018 after the full year financial results are publicly reported.

For 2016, the established matrix consisted of EPS ranging from $3.65 to $4.85, translating to annual bonus payout percentages ranging from 6% to 170% of an executive’s base salary. The 2016 quarterly and annual bonus payout targets compared with actual reported EPS and actual payout percentages were as follows:

	EPS			Bonus Payout % of Salary
Period	Minimum	Target	Reported EPS	Minimum	Target	Actual
1Q 16	0.69	0.76	0.88	0.75	3.75	6.25
2Q 16	0.95	1.04	0.92	0.75	3.75	—
3Q 16	0.99	1.08	0.97	0.75	3.75	—
Annual	3.65	4.00	3.81	6.00	30.00	12.00

Actual earned EPS bonus amounts by quarter for each NEO:

	1Q 16	2Q 16	3Q 16	4Q 16	Total Annual
John N. Roberts, III	$50,000	—	—	$46,000	$96,000
David G. Mee	29,688	—	—	27,312	57,000
Shelley Simpson	29,688	—	—	27,312	57,000
Nicholas Hobbs	28,125	—	—	25,875	54,000
Terrence D. Matthews	29,688	—	—	27,312	57,000

PGI Plan

The PGI bonus plan is based on targeted annual operating revenue, excluding fuel surcharges (net revenue), and EBIT growth rates and utilizes a single payout in January after full year financial results are publicly reported. For 2016, the established PGI matrix consisted of net revenue growth rates ranging from 10% to 12% and EBIT growth rates ranging from 9% to 11%. These ranges translate into annual bonus payout percentages ranging from 75% to 125% of the President and CEO’s base salary and 50% to 100% of all other NEOs’ base salaries. The PGI plan is a blended bonus calculation requiring the minimum threshold of both net revenue and EBIT to be met before payout occurs. The 2016 annual PGI bonus payout targets compared with actual reported results and actual payout percentages were as follows:

	Net Revenue / EBIT Growth %			Bonus Payout % of Salary
Period	Minimum	Target	Reported	Minimum	Target	Actual
President and CEO	10.0 / 9.0	10.0 / 9.0	8.9 / 0.7	75.0	75.0	—
All other NEOs	10.0 / 9.0	10.0 / 9.0	8.9 / 0.7	50.0	50.0	—

For 2016, the required minimum targeted growth rates under the PGI plan were not achieved and no payout was made.

Long -Term, Equity-Based Award

        Each executive is eligible to receive a long-term incentive award of performance-based restricted share units. Performance-based restricted share units are intended to help achieve the objectives of the compensation program, including the retention of high-performing and experienced talent, a career orientation and strong alignment with stockholders’ interests. The performance-based restricted share units are awarded and settled from shares reserved for issuance under the MIP. The Compensation Committee approves or adjusts the award based on the above criteria for all Section 16 filers who are employees of the Company. The awards for the Company’s Chairman of the Board and Chief Executive Officer are presented for final approval to the Company’s independent Board members. The Compensation Committee believes that performance-based restricted share units must be sufficient in size to provide a strong, long-term performance and retention incentive for executives and to increase their vested interest in the Company. Performance-based restricted share units are used as long-term incentives because they are less dilutive to shares outstanding and to profits. Performance-based restricted share units generally vest from two to 10 years.

In administering the MIP and awarding long-term incentive awards, we are sensitive to the potential for dilution of future EPS. The MIP is a broad-based equity compensation program. We focus the program on employees who will have the greatest impact on strategic direction and long-term results of the Company by virtue of their senior roles and responsibilities. A total of 682,860 performance-based and time-vested restricted share units were granted in 2016. Approximately 21% of the total share units granted were performance-based restricted share units to the NEOs, and approximately 32% of the total share units granted were to the executive officer group as a whole. As described above, MIP participants who hold the title of director and above have an ownership requirement in Company stock.

In determining the number of performance-based restricted share unit grants for each NEO, the Compensation Committee reviewed peer market data provided by Meridian and a detailed analysis of each NEO’s vested and unvested stock holdings. In considering unvested stock holdings, the Committee reviewed a forecast of the timing of potential future restricted stock unit vesting for each NEO over the next 10 years.

The Compensation Committee subjectively considered the following objectives (without any particular weighting) when determining the form and amount of performance-based restricted share units granted to NEOs in 2016:

•	align NEOs’ long-term interests with those of the Company’s stockholders,
•	strengthen retention hooks for NEOs over the long term,
•	ensure competitiveness of NEOs’ total compensation opportunity through an emphasis on performance-based long-term stock compensation,
•	reinforce share holdings of NEOs,
•	align NEOs’ compensation with the Company’s long-term leadership succession planning initiatives, and
•	bolster the continuity of the entire management team through an upcoming period of critical strategic goals and milestones for the Company.

For 2016, the Compensation Committee and/or independent directors approved the following performance-based restricted share unit grants to the NEOs:

John N. Roberts, III	61,855
David G. Mee	25,398
Shelley Simpson	22,351
Nicholas Hobbs	22,351
Terrence D. Matthews	10,159

No equity-based compensation was granted to the Chairman of the Board in 2016.

The 2016 NEO awards shown above are performance-based restricted share units. These grants vest from two to five years annually, beginning July 15, 2017, upon the Company’s attainment of predetermined operating metrics established and approved by the Compensation Committee, and are deemed “qualified performance-based compensation” awards under Section 162(m) of the Code. The Compensation Committee acknowledges that the separate components of total direct compensation are not always in the 50th percentile of their respective peer groups, as determined earlier, but it believes that its mix of current and long-term compensation is more appropriate to align the NEO’s compensation with the stockholders’ interests in both the near and longer term.

The Committee also reviewed its compensation strategy in general and specific components of total direct compensation and determined that none of the Company’s compensation programs, individually or as a whole, would create risks that are reasonably likely to have a material adverse effect on the Company. The Committee presented its review and conclusion to the entire Board.

Deferred Compensation

The Company administers a Deferred Compensation Plan for certain of its officers. The employee participant may elect on an annual basis to defer part of his or her salary and/or annual bonus awards. This plan assists key employees in planning for retirement. The Company contributes nothing to the plan, and participants are not permitted to defer shares of Company stock.

Health and Welfare Benefits

        The Company provides benefits such as medical, vision, life insurance, long-term disability coverage, and 401(k) plan opportunities to all eligible employees, including the NEOs. The Company provides up to $750,000 in life insurance coverage and up to $10,000 per month in long-term disability coverage. The value of these benefits is not required to be included in the Summary Compensation Table since they are available to all employees on a nondiscriminatory basis. The Company matches certain employee contributions to the 401(k) plan. The Company provides no postretirement medical or supplemental retirement benefits to its employees.

        The Company also provides vacation, sick leave and other paid holidays to employees, including the NEOs, that are comparable to those provided at other transportation companies. The Company’s commitment to provide employee benefits is due to our recognition that the health and well-being of our employees contributes directly to a productive and successful work life that produces better results for the Company and for its employees.

Personal Benefits

The Company provides certain perquisites to management employees, including the NEOs, as summarized below.

Company Aircraft

The Company actively participates in shared ownership of aircraft services with NetJets. With the approval of the Chief Executive Officer, the NEOs and other management employees use Company aircraft services for business purposes. Personal use of Company aircraft services is provided to executive officers on a very limited basis and to other management employees in the event of emergency or other urgent situations.

Company Vehicles

The Company does not provide Company-owned cars to executives.

Other Perquisites

The Company provides executive officers a taxable allowance of up to $10,000 a year for financial counseling services, which may include legal, financial, estate and/or tax planning, and tax return preparation. This benefit is based on actual cost to the Company. The Company also provides country club memberships to certain of its executive officers. These memberships are valued based on the actual costs of the membership, including dues, regardless of whether use was personal or business. The Company believes that these clubs provide a quiet venue for negotiations and entertainment of clients, bankers, investment bankers, stockholders, etc.

Severance Agreements

The Company does not have employment contracts or predetermined personal severance agreements with any of its executives. However, according to the terms of the awards granted under the previously mentioned MIP, all outstanding restricted share units are subject to a double triggering event, where both a “change in control” and an NEO’s retirement, termination by the Company without cause or resignation for good reason are required for an accelerated or immediate vesting of the awards.

Generally, a “change in control” is deemed to occur when more than 30% of the outstanding shares of common stock of the Company change ownership in a transaction that is a merger, reorganization or consolidation, when the persons who constitute the Company’s incumbent board of directors cease to constitute a majority of the board, or upon the consummation of a merger, reorganization, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders where more than 50% of the outstanding shares change ownership or a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the assets of the Company.

SUMMARY COMPENSATION

The following table summarizes the total compensation earned by or paid to the Chief Executive Officer, Chief Financial Officer and the next three most highly compensated executive officers of the Company who served in such capacities as of December 31, 2016, for services rendered to the Company. These five officers are referred to as the NEOs in this Proxy Statement.

					Non-Equity
					Incentive
Name and Principal		Salary	Share Units	Option Awards	Plan Compensation	Deferred Compensation	All Other Compensation
Position	Year	($) (1)	($) (2)	($) (2)	($) (1)	($)	($)	Total ($)
John N. Roberts, III	2016	807,747	4,616,239	—	96,000	—	25,385	5,545,371
President	2015	796,132	4,342,186	—	225,000	—	19,053	5,382,371
and CEO	2014	695,000	3,465,876	—	157,550	—	28,044	4,346,470

David G. Mee	2016	480,660	1,899,262	—	57,000	—	21,954	2,458,876
EVP, Finance	2015	476,846	1,809,378	—	135,000	—	16,078	2,437,302
& Administration and CFO	2014	437,845	1,143,300	—	99,935	—	17,654	1,698,734

Shelley Simpson	2016	476,923	1,671,408	—	57,000	—	16,268	2,221,599
EVP, CMO and President of	2015	429,808	1,447,502	—	120,000	—	17,793	2,015,103
ICS & Truckload	2014	371,635	1,143,300	—	80,500	—	24,391	1,619,826

Nicholas Hobbs	2016	454,808	1,671,408	—	54,000	—	18,424	2,198,640
EVP and President	2015	403,846	1,447,502	—	112,500	—	14,998	1,978,846
of Dedicated Contract Services

Terrence D. Matthews	2016	478,819	759,690	—	57,000	—	19,618	1,315,127
EVP and	2015	478,946	1,085,627	—	135,000	—	19,590	1,719,163
President of Intermodal	2014	442,589	762,200	—	101,200	—	19,438	1,325,427

(1)

Non-equity incentive plan compensation (paid as a bonus) and salary amounts shown above are reported as gross earnings. Totals may include amounts transferred into the deferred compensation plan and/or into the Company’s 401(k) plan. All non-equity awards are reported in the year in which they are earned.

(2)

Amounts reflect grant date fair value of each individual’s specific award, which will be earned over the vesting period (2 to 5 years) and the achievement of performance metrics established by the Compensation Committee at the time of grant. No stock options were granted during 2016, 2015 or 2014.

Components of All Other Compensation for Calendar Year 2016

	Perquisites	Company
	and Other	Contributions
	Personal Benefits	to 401(k) Plan	Total
Name	($)	($)	($)
John N. Roberts, III	17,435	7,950	25,385
David G. Mee	14,004	7,950	21,954
Shelley Simpson	8,318	7,950	16,268
Nicholas Hobbs	10,474	7,950	18,424
Terrence D. Matthews	11,668	7,950	19,618

Components of Perquisites for Calendar Year 2016

				Total
		Legal and		Perquisites
	Personal Use	Accounting	Club	and Other
	of Company Plane	Fees	Dues	Personal
Name	($) (1)	($)	($)	Benefits ($)
John N. Roberts, III	—	6,895	10,540	17,435
David G. Mee	—	3,500	10,504	14,004
Shelley Simpson	—	—	8,318	8,318
Nicholas Hobbs	—	2,195	8,279	10,474
Terrence D. Matthews	—	1,340	10,328	11,668

(1)

The value of personal aircraft usage reported above is based on the Company’s actual invoiced amount from NetJets for the variable costs incurred on each trip. Since the Company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as depreciation and management fees. On certain occasions, an executive’s spouse or other family member may accompany the executive on a flight when such person is invited to attend the event for appropriate business purposes. No additional direct operating cost is incurred in such situations under the foregoing methodology; however, the value of personal use of Company aircraft is imputed for federal income tax purposes as income to the NEO. Messrs. Roberts, Mee, and Matthews had such imputed income in 2016. This value is calculated pursuant to Internal Revenue Service guidelines using Standard Industry Fare Level rates, which are determined by the U.S. Department of Transportation, and included in the NEO’s base salary in the Summary Compensation Table shown on page 30 of this Proxy Statement.

Grants of Plan-Based Awards

The following table reflects estimated possible payouts under equity and non-equity incentive plans to the NEOs during 2016. The Company’s equity-based and non-equity incentive-based awards are granted to the NEOs based upon pre-established performance goals set annually by the Compensation Committee with a performance period equal to the calendar year for which the performance goals are set.

The MIP is an annual plan consisting of equity-based awards only. The number of performance-based restricted share units awarded is measured based    on the executive’s level of responsibility and other matters described on page 28 under “Long-Term, Equity-Based Award.” Dividends are not paid on awards of performance-based or time-vested restricted share units.

NEOs are eligible to earn cash bonuses under the non-equity incentive award plans based on the Company’s EPS, revenue and EBIT for the calendar year. Please refer to page 27 under “Annual Bonus Award” for further detail.

								Stock	Option		Grant
								Awards:	Awards:		Date Fair
		Estimated Possible Payouts Under Non-Equity Incentive Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			Number of Shares	Number of Securities	Exercise or Base Price of	Value of Stock and
								of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($) (1)	(#)	(#) (2)	(#)	(#)	(#)	($/Sh)	($) (3)
John. N. Roberts, III	10/20/2016	606,000	840,000	2,360,000	12,371	61,855	61,855	—	—	—	74.63
David G. Mee	10/19/2016	241,063	380,000	1,282,500	3,047	25,398	25,398	—	—	—	74.78
Shelley Simpson	10/19/2016	241,063	380,000	1,282,500	3,047	22,351	22,351	—	—	—	74.78
Nicholas Hobbs	10/19/2016	228,375	360,000	1,215,000	3,047	22,351	22,351	—	—	—	74.78
Terrence D. Matthews	10/19/2016	241,063	380,000	1,282,500	5,079	10,159	10,159	—	—	—	74.78

(1)

This column reflects the maximum non-equity incentive award each NEO was eligible to receive for 2016 under the percentage assigned to each NEO for the cash bonus pools. The actual awards earned are reported in the Summary Compensation Table shown on page 30 of this Proxy Statement.

(2)	This column reflects the number of performance-based restricted share units that were granted to the NEOs in 2016.
(3)

The fair value of the awards was based on a 3.8% discount from the Company’s closing stock price of $77.76 on October 19, 2016, or $77.60 on October 20, 2016. The discount represents the present value of expected dividends to be paid on the Company’s common stock, using the current dividend rate and the risk-free interest rate, over the vesting period. The Company believes that this discount is appropriate to value the performance-based restricted share units, as the units do not collect or accrue dividends until the awards vest and are settled with Company stock.

Outstanding Equity Awards at Calendar Year-end

As of December 31, 2016, there were no outstanding stock options held by the NEOs. The following table sets forth information concerning restricted share units held by the NEOs as of December 31, 2016.

				Equity Incentive
			Equity Incentive Plan	Plan Awards:
			Awards: Number of	Market Value of
	Number of	Market Value of	Unearned Shares,	Unearned Shares,
	Shares or Units	Shares or Units	Units or Other	Units or Other
	of Stock That Have	of Stock That Have	Rights That Have	Rights That Have
Name	Not Vested (#) (1)	Not Vested ($) (2)	Not Vested (#) (1)	Not Vested ($) (2)
John N. Roberts, III			30,000	2,912,100
			9,000	873,630
			18,000	1,747,260
			27,284	2,648,458
			46,766	4,539,576
			61,855	6,004,265

David G. Mee			24,000	2,329,680
			9,000	873,630
			21,190	2,056,913
			25,398	2,465,384

Shelley Simpson	15,000	1,456,050
	24,000	2,329,680
			9,000	873,630
			15,552	1,509,633
			22,351	2,169,612

Nicholas Hobbs	1,000	97,070
	12,000	1,164,840
	24,000	2,329,680
	9,000	873,630
			15,552	1,509,633
			22,351	2,169,612

Terrence D. Matthews			15,000	1,456,050
			21,500	2,087,005
			3,334	323,631
			9,720	943,520
			10,159	986,134

(1)	Restricted share units are time-vested or performance-based awards. Effective vesting dates, pending achievement of required performance goals set for performance-based awards, are noted below.

Time-Based Awards

	Shares Vesting	Vesting Date	Shares Vesting	Vesting Date
Shelley Simpson	3,000	7/15/17	2,000	7/15/17
	3,000	7/15/18	2,000	7/15/18
	3,000	7/15/19	6,666	7/15/21
	3,000	7/15/20	6,667	7/15/22
	3,000	7/15/21	6,667	7/15/23
Nicholas Hobbs	1,000	7/15/17	6,666	7/15/21
	3,000	7/15/17	6,667	7/15/22
	3,000	7/15/18	6,667	7/15/23
	3,000	7/15/19	3,000	7/15/17
	3,000	7/15/20	3,000	7/15/18
	2,000	7/15/17	3,000	7/15/19
	2,000	7/15/18

Performance-Based Awards

	Shares Vesting	Vesting Date	Shares Vesting	Vesting Date
John N. Roberts, III	15,000	7/15/17	11,691	7/15/18
	15,000	7/15/18	11,692	7/15/19
	9,000	7/15/17	11,692	7/15/20
	9,000	7/15/17	12,371	7/15/17
	9,000	7/15/18	12,371	7/15/18
	9,094	7/15/17	12,371	7/15/19
	9,095	7/15/18	12,371	7/15/20
	9,095	7/15/19	12,371	7/15/21
	11,691	7/15/17
David G. Mee	2,000	7/15/17	6,026	7/15/18
	2,000	7/15/18	6,027	7/15/19
	10,000	7/15/20	3,111	7/15/20
	10,000	7/15/21	3,047	7/15/17
	3,000	7/15/17	3,048	7/15/18
	3,000	7/15/18	5,079	7/15/19
	3,000	7/15/19	8,128	7/15/20
	6,026	7/15/17	6,096	7/15/21
Shelley Simpson	3,000	7/15/17	3,888	7/15/20
	3,000	7/15/18	3,047	7/15/17
	3,000	7/15/19	3,048	7/15/18
	3,888	7/15/17	5,182	7/15/19
	3,888	7/15/18	8,026	7/15/20
	3,888	7/15/19	3,048	7/15/21
Nicholas Hobbs	3,888	7/15/17	3,048	7/15/18
	3,888	7/15/18	5,182	7/15/19
	3,888	7/15/19	8,026	7/15/20
	3,888	7/15/20	3,048	7/15/21
	3,047	7/15/17
Terrence D. Matthews	3,000	7/15/17	2,000	7/15/18
	3,000	7/15/18	3,334	7/15/17
	3,000	7/15/19	4,860	7/15/17
	3,000	7/15/20	4,860	7/15/18
	3,000	7/15/21	5,079	7/15/17
	19,500	7/15/17	5,080	7/15/18

(2)	Values are based on the last closing market price of $97.07 on December 31, 2016.

Restricted Share Units Vested

	Number of Shares	Value
	Acquired on	Realized on
	Vesting	Vesting
Name	(#)	($) (1) (2)
John N. Roberts, III	15,000	1,279,050
	9,000	767,430
	9,000	767,430
	9,094	775,445
	11,691	996,892
Total	53,785	4,586,247
David G. Mee	10,000	852,700
	3,125	266,469
	3,000	255,810
	2,000	170,540
	3,000	255,810
	3,110	265,190
Total	24,235	2,066,519
Shelley Simpson	1,200	102,324
	3,000	255,810
	3,125	266,469
	2,000	170,540
	3,000	255,810
	3,888	331,530
Total	16,213	1,382,483
Nicholas Hobbs	1,200	102,324
	1,000	85,270
	3,000	255,810
	3,000	255,810
	3,125	266,469
	2,000	170,540
	3,000	255,810
	3,888	331,530
Total	20,213	1,723,563
Terrence D. Matthews	3,125	266,469
	3,000	255,810
	17,500	1,492,225
	2,000	170,540
	3,333	284,205
	4,860	414,412
Total	33,818	2,883,661

(1)

Value realized on the acquired shares shown above is gross earnings. Values are earned over multiple years. The receipt of vested shares in calendar year 2016 should not be interpreted to mean that all value was earned in the year the shares were received. Each executive retained a portion of the available vested shares as shown below:

John N. Roberts, III	32,618
David G. Mee	12,758
Shelley Simpson	10,317
Nicholas Hobbs	11,851
Terrence D. Matthews	17,465
(2)	Values represent the fair market value of the underlying common stock on the date of vesting.

Components of Nonqualified Deferred Compensation for Calendar Year 2016

We have a nonqualified deferred compensation plan that allows eligible employees to defer a portion of their compensation. Participants can elect to defer up to a maximum of 50% of their base salary as well as up to 85% of their bonus for the year. The compensation deferred under this plan is credited with earnings or losses of investments elected by plan participants. Each participant is fully vested in all deferred compensation and earnings; however, these amounts are subject to general creditor claims until actually distributed to the employee. A participant may elect to receive deferred amounts in one payment or in quarterly installments payable over a period of two to 25 years upon reaching the age of 55, having 15 years of service, or becoming disabled. Our total liability under this plan was $14,887,624 as of December 31, 2016, and $13,569,119 as of December 31, 2015. These amounts are included in other long-term liabilities in our Consolidated Balance Sheets. Participant withholdings are held by a trustee and invested as directed by participants. These investments are included in “other assets” in our Consolidated Balance Sheets and totaled $14,887,624 as of December 31, 2016, and $13,569,119 as of December 31, 2015.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals and	Balance
	in 2016	in 2016	in 2016	Distributions	at 2016
Name	($) (1)	($)	($)	($)	($) (1)
John N. Roberts, III	—	—	—	—	—
David G. Mee	—	—	—	—	—
Shelley Simpson	—	—	—	—	—
Nicholas Hobbs	—	—	—	—	—
Terrence D. Matthews	238,269	—	120,250	—	3,481,794

(1)

Amounts of executive contributions are included as part of the NEO’s salary in the Summary Compensation Table detailed above. Total executive contributions for the three-year period ending December 31, 2016, were $684,270 for Mr. Matthews.

Potential Post-Employment Benefits

The Company does not have employment contracts or predetermined personal severance agreements with any of its executives. However, according to the terms of the awards granted under the previously mentioned MIP, all outstanding restricted share units are subject to a double triggering event, where both a “change in control”, and an NEO’s retirement, termination by the Company without cause or resignation for good reason are required for an accelerated or immediate vesting of the awards.

Generally, a “change in control” is deemed to occur when more than 30% of the outstanding shares of common stock of the Company change ownership in a transaction that is a merger, reorganization or consolidation, when the persons who constitute the Company’s incumbent board of directors cease to constitute a majority of the board, or upon the consummation of a merger, reorganization, consolidation or similar form of corporate transactions involving the Company that requires the approval of the Company’s stockholders where more than 50% of the outstanding shares change ownership or a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the assets of the Company.

Potential benefits to the NEOs due to his or her separation of service without cause, retirement or resignation for good reason following a “change in control” are shown below. The amounts represent the immediate vesting of all outstanding restricted share units and are valued using the last closing market price of $97.07 on December 31, 2016.

John N. Roberts, III	$18,725,289
David G. Mee	7,725,607
Shelley Simpson	8,338,605
Nicholas Hobbs	8,144,465
Terrence D. Matthews	5,796,340

PROPOSAL NUMBER TWO

APPROVAL OF THE COMPANY’S THIRD AMENDED AND RESTATED

MANAGEMENT INCENTIVE PLAN

On January 25, 2017, the Board of Directors adopted and approved, subject to further modification and approval by the Compensation Committee and stockholder approval, the Company’s Third Amended and Restated Management Incentive Plan (the Restated MIP). On February 8, 2017, the Compensation Committee adopted and approved the Restated MIP, subject to stockholder approval. The Management Incentive Plan (MIP) was originally adopted and approved by the Board on March 17, 1989, and an amended and restated MIP was subsequently approved by the stockholders on May 11, 1995. The MIP was last amended and restated at our Annual Meeting of Stockholders on April 26, 2012. The Restated MIP will become effective immediately upon stockholder approval of this proposal at the Annual Meeting.

The purpose of this amendment and restatement of the MIP is to clarify and update certain provisions of the plan to enhance the efficiency and effectiveness of the plan and to conform to current best practices. The material modifications include a limitation on share recycling, clarification regarding the effect of the Company’s assumption of awards granted under another plan, a limitation on the number of shares available each year for non-employee directors, a broader provision regarding the Company’s discretion to reduce, cancel, seek to forfeit or recoup a participant’s awards upon the occurrence of certain events, clarification that recipients of restricted stock and share units awards do not receive voting or dividend rights on such restricted shares or share units unless and until such award is vested, the addition of methods for payment of the purchase price for any existing or future options granted under the Plan, expanded methods for satisfying a participant’s withholding obligations, the addition of a provision regarding accelerated vesting following a change in control, and a broader provision regarding amendment of the Plan to be based on current applicable law. This amendment and restatement does not increase the number of shares authorized for issuance under the Plan.

In addition, under Section 162(m) of the Internal Revenue Code, as amended (the Code), the material terms of the performance goals outlined within the Restated MIP must be disclosed to and reapproved by the stockholders every five years. The material terms of the performance goals were last approved by the stockholders at our Annual Meeting in 2012. Therefore, this proposal seeks stockholder approval of the Restated MIP, including the material terms of the performance goals under which compensation may be paid that is intended to meet the performance-based compensation exception under Section 162(m) of the Code. Each component of the Restated MIP has been approved by the Board of Directors.

Third Amended and Restated Management Incentive Plan

The following summary of the material provisions of the Restated MIP, as proposed to be approved by stockholders, is qualified in its entirety by reference to the complete text of the Restated MIP, which is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal. As used in the following summary, the term “Plan” means the Restated MIP.

Purpose of the Plan. The purpose of the Plan is to attract, retain and motivate key employees by providing them with the opportunity to participate with the stockholders in the long-term growth and financial success of the Company through the purchase or awarding of shares of common stock or the awarding of share units, money credits or stock appreciation rights, thereby more closely aligning management’s interests with those of the Company’s stockholders.

Administration of the Plan. The Plan is administered by our Compensation Committee. The Compensation Committee, subject to the limitations in the plan, may construe and interpret the provisions of the Plan; select eligible persons to receive awards; determine the type of grant, whether in the form of stock awards, money credits, share units, stock options, stock appreciation rights or combinations thereof; determine the number of shares subject to the grant; determine the restriction and forfeiture provisions relating to restricted stock; and determine the time and conditions of vesting or exercise, the form of payment, and all other terms of the award.

Term of the Plan. The Plan will become effective immediately upon stockholder approval and will terminate 10 years after it becomes effective unless terminated earlier by the Board of Directors.

Shares Available. The shares of common stock of the Company issued or to be issued under the Plan may be authorized and unissued shares of common stock, treasury stock or a combination thereof. The maximum number of shares of common stock that may be issued under the Plan is 44.0 million shares. As of December 31, 2016, approximately 6.9 million shares of common stock were available for issuance under the Plan.

If there is a change in the shares of common stock of the Company because of a recapitalization, reclassification, stock split, stock dividend or consolidation of the common stock, or a merger, consolidation or sale of the Company, the number of shares available for issuance under the Plan and the number of shares that are the subject of any grant will be correspondingly adjusted. The Company’s assumption of awards granted under another plan in connection with a merger, consolidation, reorganization or acquisition of property or stock, however, will not reduce the maximum number of shares available for issuance under the Plan.

Share Recycling. Generally, stock subject to an award under the Plan that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. However, shares subject to an award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of the exercise price of an option, (ii) shares delivered or withheld by the Company to satisfy a tax withholding obligation, or (iii) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award.

Limitation of the Plan. Benefits granted to any plan participant in any one year may not exceed 2% of the total shares of common stock authorized for issuance under the Plan (i.e., 2% of 44 million shares or 880,000 shares). Additionally, benefits granted to any nonemployee director under the plan may not exceed 20,000 shares in any one year.

Performance-Based Criteria. Section 162(m) of the Code limits publicly held companies to an annual deduction for federal income tax purposes of $1.0 million for compensation paid to their Chief Executive Officer and the three next highest compensated executive officers (other than the Chief Financial Officer) determined at the end of each year (referred to as covered employees). However, performance-based compensation that meets certain conditions is excluded from this limitation.

Any awards that the Compensation Committee intends to qualify for the Section 162(m) performance-based compensation deduction exemption must be based on pre-established, objective performance goals. These goals must be established by the Compensation Committee in writing no later than 90 days after the beginning of the service period to which the award relates and while the outcome is substantially uncertain (i.e., before 25% of the performance period has elapsed). Performance goals must be based on an objective formula or standard and may be based on one or more criteria, including net revenue or net revenue growth, gross revenue, basic or diluted earnings per share (before or after taxes), return on assets, return on capital, return on investment, return on sales, productivity, market share, cash flow, generation of free cash, common stock price, operating income, operating expense ratios, quality, delivery performance or level of improvement in any of the foregoing. A performance goal need not, however, be based upon an increase or positive result under a business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to a specific business criterion). Before the recipient may receive any payment, the Compensation Committee must certify in writing that all of the performance goals have been met. In addition, the material terms of the performance goals must be disclosed to and reapproved by the stockholders every five years.

Stock Options. The Plan allows for the issuance of options that entitle the holder, upon exercise of the option, to purchase from the Company shares of common stock. Such options do not meet the requirements for special tax treatment under the Code (nonqualified options). The options have an exercise price per share of not less than 100% of the fair market value of the underlying shares on the date of grant. The term of each option is set by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee also sets the exercise schedule and any other terms, provisions and conditions of the options. Options may be exercised upon notice to the Company and payment of the option exercise price and any payroll taxes due. Additionally, if approved by the Compensation Committee, the exercise price for an option may also be satisfied by (i) delivery of shares of common stock already owned by the Plan participant, valued at fair market value as of the time of exercise and equal to the purchase price, (ii) a “cashless” exercise program established with a broker, (iii) reduction in the number of shares of common stock otherwise deliverable upon exercise of such option with a fair market value equal to the aggregate purchase price at the time of exercise, or (iv) a combination of shares and cash by any of the foregoing methods, equal in the aggregate to the option price.

Share Units. The Compensation Committee may award a credit of share units, which entitles the holder, upon exercise, to receive from the Company shares of common stock, cash or any combination of the two as determined by the Compensation Committee. Each share unit is equivalent to one share of Company common stock, without dividend or voting privileges. Share units may be granted in the form of performance-based or time-vested awards.

Other Awards. The Compensation Committee may also award any of the following:

•

Stock awards, which are grants of shares of the Company’s common stock subject to certain transfer restrictions set forth by the Compensation Committee and which may be granted in the form of performance-based or fixed awards;

•

Money credits, which entitle the holder, upon exercise, to receive from the Company shares of common stock, cash or any combination of the two as determined by the Compensation Committee. Each money credit is equivalent to one U.S. dollar; and

•

Stock appreciation rights (SARs), which entitle the holder, upon exercise of such SAR, to receive from the Company shares of common stock, cash or any combination of the two as specified in the exercise request (but subject to approval of the Compensation Committee with respect to any cash payment) having an aggregate value equal to the product of (i) the excess of the fair market value on the date of exercise over the exercise price per share specified in such SAR or its related option, multiplied by (ii) the number of shares for which such SAR may be exercised.

Eligibility Under the Plan. As noted above, the purpose of the Plan is to provide “key employees” of the Company the opportunity to receive awards under the Plan, subject to the discretion of the Compensation Committee. Key employees may include employees, officers, directors and consultants of the Company. Currently, the Company believes approximately 410 persons are eligible to participate in the Plan, including 10 executive officers, 392 other employees and eight nonemployee directors. The number of consultants eligible to participate in the Plan is not determinable.

New Plan Benefits. No determination has been made with respect to the future recipients of awards under the Plan, and it is not possible to specify the names or positions of persons to whom awards will be granted, or the number of shares, within the limitations of the Plan, to be covered by such awards. However, as required by SEC rules, the following table shows the number and dollar value benefit of all options granted during fiscal 2016 to (i) each of our named executive officers, (ii) all current executive officers as a group, (iii) all non-executive directors as a group, and (iv) all non-executive officers and employees as a group:

New Plan Benefits

Third Amended and Restated Management Incentive Plan

Name and Position	Dollar Value ($) (1)	Number of Restricted Stock Units (#) (2)
NEOs
John N. Roberts, III, President and CEO	4,616,239	61,855
David G. Mee, EVP, Finance & Administration and CFO	1,899,262	25,398
Shelley Simpson, EVP, CMO and President of ICS & Truckload	1,671,408	22,351
Nicholas Hobbs, EVP and President of Dedicated Contract Services	1,671,408	22,351
Terry D. Matthews, EVP and President of Intermodal	759,690	10,159
Executive Officers Group (3)	16,127,990	220,069
Non-Executive Directors Group	—	—
Non-Executive Officers and Employees Group	35,064,813	462,791

(1)

Amounts reflect grant date fair value of the award, which will be earned over the vesting period (two to 10 years) of each individual’s specific grant, pending achievement of required performance goals set for performance-based awards.

(2)	Represents 2016 grants of performance-based restricted stock units to NEOs and time-based restricted stock units to all others listed.
(3)	No equity-based compensation was granted to the executive position of Chairman of the Board in 2016.

Forfeiture; Recoupment. The Compensation Committee may cause a reduction, cancellation, forfeiture or recoupment of any Plan participant’s rights, payments and benefits with respect to any award granted under the Plan (including realized gains) in the event that such Plan participant breaches any agreement with or obligation to the Company, violates any Company policy or procedure, or engages in conduct that is otherwise detrimental to the business or reputation of the Company, or in the event that such Plan participant’s service with the Company is terminated for cause. All awards are subject to mandatory repayment if the participant becomes subject to any clawback or recoupment under Company policy or applicable law.

Repricing. The Restated MIP prohibits the repricing of stock options and SARs awarded under the Plan, unless such action is approved by the Company’s stockholders if required under the rules of any national securities exchange on which the Company’s common stock is listed.

Tax Withholding Obligations. Subject to the Committee’s discretion, a Plan participant may satisfy any federal, state or local tax withholding obligation relating to any award by any of the following means (or by a combination of such means): (i) remitting a cash payment for the withholding amount, (ii) authorizing the Company to withhold shares of common stock from the shares otherwise issuable to the Plan participant as a result of the exercise or acquisition of common stock under the award, or (iii) remitting shares already owned by the Plan participant that have an aggregate fair market value equal to the withholding amount.

Acceleration of Vesting. All restricted stock and share unit awards are subject to a double triggering event, whereby upon a “change in control”, a Participant’s retirement, termination by the Company without cause or resignation for good reason is also required for an accelerated or immediate vesting of the awards. Generally, a “change in control” is deemed to occur when more than 30% of the outstanding shares of common stock of the Company change ownership in a transaction that is a merger, reorganization or consolidation, when the persons who constitute the Company’s incumbent board of directors cease to constitute a majority of the board, or upon the consummation of a merger, reorganization, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders where more than 50% of the outstanding shares change ownership or a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the assets of the Company.

Amendment and Termination of the Plan. The Board of Directors may amend or terminate the Plan at any time; however, no amendment may be made without stockholder approval to the extent such stockholder approval is necessary to satisfy applicable laws.

Federal Income Tax Consequences

The following general summary of the typical federal income tax consequences of the issuance, vesting, exercise and sale of share units, options, stock awards and other awards under the Plan is based on existing provisions of the Code, applicable Treasury regulations, administrative rulings and judicial decisions, all of which are subject to change. This summary does not describe any foreign, state, local or other tax consequences that may also apply.

Restricted Share Units. Restricted share units are awarded and settled from shares of common stock reserved for issuance under the Plan. A recipient of a restricted share unit has taxable income in an amount equal to the excess of the fair market value of the shares of common stock received on the date the restricted share unit is settled over any consideration paid for the shares. The taxable income constitutes wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. The recipient will have a basis in his or her shares of common stock received upon vesting of the units equal to the value of the shares on the date the units vest, at which time the holding period for the shares will begin. In general, a sale of the shares will produce capital gain or loss that will be long term or short term depending on the period of time included in the recipient’s holding period.

Options. Generally, an optionee will not be deemed to receive any income for federal income tax purposes upon the grant of any option under the Plan, nor will the Company be entitled to a tax deduction at that time. Upon the exercise of a nonqualified option, the optionee will be deemed to have received taxable income in an amount equal to the excess of the market price of the shares received on the exercise date over exercise price. The Company will be allowed a corresponding income tax deduction equal to the excess of market value of the shares on the date of exercise over the cost of such shares to the optionee. Special federal income tax rules apply if the optionee uses shares of common stock to pay all or part of the option exercise price.

Stock Awards. A recipient of a stock award, such as restricted stock, is generally treated in the same manner as a recipient of a restricted share unit settled in shares of common stock.

Other Awards. Income tax consequences for SARs, share units settled for cash and money credits vary by award, but generally ordinary compensation income equal to the fair market value of the award will be recognized by the recipient at the time all rights and title of the award transfers to the recipient. The Company will generally receive a tax deduction at the same time and in the same amount of ordinary income recognized by award recipient.

Limitation on Deduction of Certain Compensation. A publicly held corporation may not deduct compensation over $1 million that is paid in any year to one of its executive officers who is a “covered employee” under Section 162(m) of the Code unless the compensation constitutes “qualified performance-based” compensation under the Code. The Compensation Committee may attempt to ensure that awards under the Plan will qualify for deduction, but may not necessarily do so in every instance.

Securities Authorized For Issuance Under Equity Compensation Plans

Plan Category(1)	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
	(A)	(B)		(C)
Equity compensation plans approved by security holders	1,986,710	$—	(2)	6,873,114

(1)	We have no equity compensation plans that are not approved by security holders. The Second Amended and Restated Management Incentive Plan is our only existing equity compensation plan.
(2)

Currently, only restricted share units remain outstanding under our equity compensation plan. Upon vesting, restricted share units are settled with shares of our common stock on a one-for-one basis and, accordingly, do not include an exercise price.

Vote Required

Stockholder approval of this proposal is required. We urge you to read the text of the Restated MIP, which is attached to this Proxy Statement as Appendix A and incorporated by reference into this proposal. We believe the modifications to the MIP will enhance the effectiveness of the Plan, better conform to good governance and compensation practices and continue our practice of compensating our executives through programs that emphasize performance. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of J.B. Hunt Transport Services, Inc. approve the Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

FOR

THE APPROVAL OF THE COMPANY’S THIRD AMENDED AND RESTATED

MANAGEMENT INCENTIVE PLAN, INCLUDING THE MATERIAL TERMS

OF THE PERFORMANCE GOALS UNDER SUCH PLAN

PROPOSAL NUMBER THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our NEOs as disclosed in the Proxy Statement in accordance with SEC rules. Accordingly, we are providing a vote on the resolution set forth below as required by the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934.

As discussed in our Compensation Discussion and Analysis (CD&A) on page 21, our executive compensation programs for our NEOs, as well as other executives, are designed to be competitive within the transportation industry and to link executive compensation with the creation of stockholder value. The overall compensation philosophy is guided by the following principles:

•

Compensation levels should be sufficiently competitive to attract and retain key talent. The Company aims to attract, motivate and retain high-performance talent to achieve and maintain a leading position in its industry. Our total compensation package should be strongly competitive with other transportation companies.

•

Compensation should relate directly to performance and responsibility. Total compensation should be tied to and vary with performance and responsibility, both at the Company and individual level, in achieving financial, operational and strategic objectives. Differentiated pay for high-performing individuals should be proportional to their contributions to the Company’s success.

•

Short-term incentive compensation should constitute a significant portion of total executive compensation. A large portion of total compensation should be tied to performance, and therefore at risk, as position and responsibility increase. Individuals with greater roles and the ability to directly impact strategic direction and long-term results should bear a greater proportion of the risk.

•

Long-term incentive compensation, the Company’s MIP, should be closely aligned with stockholders’ interests. Awards of long-term compensation encourage executive officers to focus on the Company’s long-range growth and development and incent them to manage from the perspective of stockholders with a meaningful stake in the Company, as well as to focus on long-term career orientation. Participants in the MIP are required to own Company stock. The requirements are discussed in this CD&A under the caption “Stock Ownership Guidelines.”

Generally, the Company’s compensation program consists of an annual base salary, a short-term cash incentive awards, and an annual long-term, performance- based equity-based award. The Compensation Committee, with recommendations from management, works to create what it believes is the best mix of these components in delivering total direct compensation. Base salaries are not directly related to specific measures of corporate performance, but are determined by the relevance of experience, the scope and complexity of the position, current job responsibilities, retention and peer group salaries. The short-term cash incentive awards are tied to EPS, revenue and EBIT. The long-term, equity-based awards utilize restricted share units. The restricted share units awarded to the Company’s NEOs are performance-based restricted share units, which vest over multiple years annually upon the Company’s attainment of predetermined operating metrics established and approved by the Compensation Committee.

We believe that the Company’s executive compensation programs have been effective in incenting the achievement of our positive results. We are asking our stockholders to indicate their support for our NEO compensation as described in the Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives you as a stockholder the opportunity to express your views regarding our fiscal year 2016 executive compensation policies and procedures for NEOs. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and procedures described in the Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of J.B. Hunt Transport Services, Inc. approve, on an advisory basis, the compensation of the NEOs as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis, compensation tables and related narrative discussion in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders.

Although this is an advisory vote that will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account when designing future executive compensation programs. The Board therefore recommends that you indicate your support of the Company’s executive compensation in fiscal year 2016, as outlined in the above resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE

FOR

PROPOSAL NUMBER THREE

PROPOSAL NUMBER FOUR

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the nonbinding advisory vote on executive compensation, the Dodd-Frank Act also enables our stockholders to express their preference for having a “say on pay” vote every one, two or three years. This nonbinding “frequency” vote is required at least once every six years beginning with our 2011 Annual Meeting. It is the Company’s belief, and the Board’s recommendation, that this vote should occur every year.

The Company’s executive compensation practices are well established, having been in place for several years. The Board believes that providing the Company’s stockholders with an advisory vote on executive compensation every year is consistent with the Compensation Committee’s approach to evaluating the combination of both short-term and long-term executive compensation policies and procedures.

For the above reasons, the Board recommends that the stockholders vote to hold an advisory vote on executive compensation every year. Each stockholder’s vote, however, is not to approve or disapprove the Board’s recommendation. When voting on this proposal, each stockholder has four choices, vote on executive pay every year, every two years, every three years, or abstain from voting. As an advisory vote, the vote on this proposal is not binding upon the Board or the Company. However, the Compensation Committee and the Board will consider the outcome of the vote when determining the frequency of future stockholder advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF

“ONE YEAR”

ON PROPOSAL FOUR

REPORT OF THE AUDIT COMMITTEE

The Audit Committee

The 2016 Audit Committee was composed of James L. Robo, Chairman, Douglas G. Duncan, and Sharilyn S. Gasaway. Each served as a member of the Audit Committee during the full 2016 calendar year. The Company’s Board has determined that all members of the Audit Committee satisfy the independence and other requirements for audit committee membership pursuant to the NASDAQ corporate governance listing standards and has also determined that Messrs. Robo and Duncan and Mrs. Gasaway each has the attributes of an audit committee financial expert as defined by SEC requirements.

The Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is available on the “Corporate Governance” page of the “Investors” section of the Company’s website at www.jbhunt.com. In carrying out its responsibilities, the Audit Committee, among other things:

•	monitors the integrity of the financial reporting process, systems of internal accounting controls, and financial statements and reports of the Company,
•	appoints, retains, compensates and oversees the Company’s independent auditors, including reviewing the qualifications, performance and independence of the independent auditors,
•	reviews and preapproves all audit, attest and review services and permitted nonaudit services,
•	oversees the performance of the Company’s internal audit function, and
•	oversees the Company’s compliance with legal and regulatory requirements.

In 2016, the Audit Committee met eight times. The Audit Committee schedules its meetings with a view to ensure that it devotes appropriate attention to all of its responsibilities and duties. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors and the Company’s internal auditors, in each case outside the presence of the Company’s management.

In performing its oversight role, the Audit Committee reviewed the audited consolidated financial statements for the 2016 calendar year and met and held discussions with management, the Company’s internal auditors and E&Y, the Company’s independent registered public accounting firm, to discuss those financial statements and the audit related thereto. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee discussed with the independent auditors matters required to be discussed by Auditing Standard No. 16 of the Public Company Accounting Oversight Board, as may be modified, supplemented or amended, which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements. The independent auditors also provided the Audit Committee with written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, as may be modified, supplemented or amended, which relates to the auditors’ independence from the Company and its related entities, and the Audit Committee discussed with the independent auditors their independence.

Based on the Audit Committee’s discussions with management, the internal auditors and the independent auditors as described above, and upon its review of the representation of management and the independent auditors and the reports of the independent auditors, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2016, as filed with the SEC.

J.B. Hunt Transport Services, Inc.

2016 Audit Committee Members

James L. Robo, Chairman

Douglas G. Duncan

Sharilyn S. Gasaway

PROPOSAL NUMBER FIVE

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has selected E&Y as the Company’s independent registered public accounting firm to examine the consolidated financial statements of the Company for the 2017 calendar year. The Board seeks an indication from our stockholders of their approval or disapproval of the Audit Committee’s selection of E&Y as the Company’s independent registered public accounting firm for the 2017 calendar year.

E&Y has been our independent auditor since 2005. No relationships exist other than the usual relationships between auditor and client. Representatives of E&Y are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so. If our stockholders do not ratify the appointment of E&Y at the Annual Meeting, the Audit Committee will consider such event in its selection of the Company’s independent registered public accounting firm for the 2017 calendar year. Additionally, even if the appointment is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2017 calendar year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

FOR

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE 2017 CALENDAR YEAR

AUDIT AND NONAUDIT FEES

The Audit Committee preapproves the audit and nonaudit services to be rendered to the Company, as well as the fees associated with such services. Generally, management will submit to the Audit Committee a detailed list of services that it recommends the Audit Committee engage the independent auditors to provide for the calendar year. The Audit Committee preapproves certain audit and nonaudit services and establishes a dollar limit on the amount of fees the Company will pay for each category of services. The Audit Committee is informed from time to time regarding the nonaudit services actually provided pursuant to the preapproval process. During the year, the Audit Committee periodically reviews the types of services and dollar amounts approved and adjusts such amounts, as it deems appropriate. Unless a service to be provided by the independent auditors has received general preapproval, it will require specific preapproval by the Audit Committee. The Audit Committee also periodically reviews all nonaudit services to ensure that such services do not impair the independence of the Company’s independent registered public accounting firm. The Audit Committee approved all services provided by E&Y for the 2016, 2015, and 2014 calendar years. These services included the audit of the Company’s annual financial statements, audit of the Company’s internal control over financial reporting, review of the Company’s quarterly financial statements, audit of the Company’s employee benefit plan, and tax consultation services. See “Report of Audit Committee” set forth earlier for a discussion of auditor independence.

The following table shows the fees billed by E&Y for audit and other services provided to the Company for the 2016, 2015, and 2014 calendar years, respectively:

	2016 ($)	2015 ($)	2014 ($)
Audit fees (1)	1,025,000	1,060,000	1,035,000
Audit-related fees (2)	27,500	34,000	288,275
Tax fees (3)	1,079,898	—	10,667
All other fees	—	—	—

(1)

Audit fees consisted of the audit of the Company’s annual financial statements, including the audit of the effectiveness of internal control over financial reporting, and the review of the Company’s quarterly reports on Form 10-Q.

(2)	Audit-related fees consisted of an audit of the Employee Benefit Plan.
(3)	Tax fees consisted principally of federal and state income tax consulting.

The Audit Committee has considered whether the nonaudit services provided by E&Y, including the services rendered in connection with income tax consultation, were compatible with maintaining E&Y’s independence and has determined that the nature and substance of the limited nonaudit services did not impair the status of E&Y as the Company’s independent registered public accounting firm. E&Y did not bill the Company for any other services during calendar years 2016, 2015, and 2014.

Policy on Audit Committee Preapproval of Audit and Permissible Nonaudit Services of Independent Auditor

The Audit Committee has the responsibility of appointing, setting compensation for and overseeing the work of the independent auditor and has established a policy to preapprove all audit and permissible nonaudit services provided by the independent auditor.

Prior to the engagement of the independent auditor for next year’s audit, management will submit to the Audit Committee for approval an aggregate of services expected to be rendered during that year for each of four categories of services:

•

Audit services include audit work performed related to the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, attestation services, and consultation regarding financial accounting and/or reporting standards.

•

Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•

Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, including fees in the areas of tax compliance, tax planning and tax advice.

•	Other services are those not captured in the other categories. The Company generally doesn’t request such services from the independent auditor.

Prior to the engagement, the Audit Committee preapproves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise that make it necessary to engage the independent auditor for additional services not contemplated in the original preapproval. In those instances, the Audit Committee requires specific preapproval before engaging the independent auditor.

The Audit Committee may delegate preapproval authority to one or more of its members. The member(s) to whom such authority is delegated must report, for informational purposes only, the preapproval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL NUMBER SIX

STOCKHOLDER PROPOSAL REGARDING

REPORTING POLITICAL CONTRIBUTIONS

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and the Board accept no responsibility. The International Brotherhood of Teamster General Fund (the Fund), located at 25 Louisiana Avenue, N.W., Washington, D.C. 20001, is the proponent of the following stockholder proposal and has advised us that the Fund holds 190 shares of the Company’s common stock which it has continuously held for at least one year and they intend to present the following proposal for a vote at the 2017 Annual Meeting.

RESOLVED, that the shareholders of J.B. Hunt Transport Services, Inc. (“J.B. Hunt” or “Company”), hereby request the Company to prepare and semi-annually update a report, which shall be presented to the pertinent board of directors committee and posted on the Company’s website, that discloses the Company’s:

(a)	Policies and procedures for making political contributions and expenditures (direct and indirect) with corporate funds, including the board’s role (if any) in that process; and

(b)

Monetary and non-monetary political contributions or expenditures that could not be deducted as an “ordinary and necessary” business expense under section 162(e) of the Internal Revenue Code; this would include (but not be limited to) contributions to or expenditures on behalf of political candidates, parties, and committees and entities organized and operating under section 501(c)(4) of the Internal Revenue Code, as well as the portion of any dues or payments made to any tax-exempt organization (such as a trade association) that are used for an expenditure or contribution that, if made directly by the Company, would not be deductible under section 162(e) of the Internal Revenue Code.

The report shall be made available within 12 months of the annual meeting and identify all recipients and the amount paid to each from Company funds.

SUPPORTING STATEMENT

As long-term shareholders of J.B. Hunt, we support transparency and accountability in corporate political spending. Disclosure is in the best interest of the company and its shareholders. The Supreme Court recognized this in Citizens United: “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.”

We acknowledge that public records indicate J.B. Hunt does not make direct political contributions. However, our Company maintains memberships in trade associations, such as the U.S. Chamber of Commerce that are actively involved in election-related spending, including, but not limited to, independent political expenditures. Such contributions may be indirectly attributed to the Company, posing risks to the Company’s reputation and shareholder value.

Publicly available data does not provide a complete picture of the Company’s indirect political spending. Therefore, this proposal asks the Company to disclose all payments to third parties that could be used for election-related purposes, including:

•	A list of trade associations to which it belongs and the non-deductible portion of payments to each; and,

•	Payments to any other third-party organization, including those organized under section 501(c)(4) of the Internal Revenue Code that may be used for political purposes.

This would bring our Company in line with CSX, UPS and Norfolk Southern, which present such information on their website.

The Company’s Board and its shareholders need comprehensive disclosure to be able to evaluate the political use of corporate assets. We urge your support FOR this critical governance reform.

Board of Directors Statement in Opposition to the Stockholder Proposal

The Board of Directors has carefully considered this stockholder proposal and concluded that it is unnecessary and not in the best interest of the Company or its stockholders for the reasons described below. The Board of Directors therefore unanimously recommends voting against this proposal.

The Company is in a highly regulated industry, and actions by elected officials can have a significant impact on our industry and our business. As noted by the stockholder proponent of this proposal, the Company generally does not make direct political contributions. However, the Board of Directors and management believe that targeted and responsible involvement in the legislative, regulatory and electoral processes is prudent to protect and promote the interests of the Company’s stockholders, employees and customers. The Company may, from time to time, make focused lobbying expenditures or contributions to third-party organizations. The Company is also a member of several industry trade organizations.

While the Company’s limited involvement in the legislative, regulatory or electoral process serves an important corporate purpose, the Company’s related expenses represent only a small fraction of our total annual expenses (less than 0.005% in fiscal 2016). The Company conducts such activities only in compliance with all applicable federal, state and local laws. For example, U.S. federal law currently prohibits companies from making corporate contributions or providing anything of value to any political candidate, campaign committee or other organization in connection with any federal election. The Company does not make such contributions.

The Company’s participation in trade associations and organizations serves various business purposes, most importantly allowing management to stay current on industry standards and best practices, emerging trends and other business or technical issues that may impact the Company.    While these organizations    may engage in political or lobbying activities, the Company’s membership or participation in its trade associations and organizations is not to advance political purposes and does not represent the Company’s agreement with all positions, views or objectives of these associations and organizations. Because the Company’s involvement with trade associations and third-party organizations is based on reasons unrelated to any political activities and because our involvement and payments to such associations and organizations do not necessarily reflect the Company’s views on every action a trade association or organization may take, the Board of Directors believes the proposed report would not provide meaningful information to investors. Further, the Board of Directors believes that providing such information could be used by special interest groups to pressure the Company to oppose actions taken by these organizations or to stop supporting positions or initiatives that are in the best interests of the Company and its stockholders, employees, and customers, and such efforts could be counter to the Company’s best interests to the extent it diverts management’s focus from the operation of our business.

For the foregoing reasons, the Board of Directors believes this stockholder proposal is unnecessary and not in the best interest of the Company or its stockholders. The Board of Directors therefore unanimously recommends voting against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE

AGAINST

PROPOSAL NUMBER SIX

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING

ARE URGED TO VOTE BY TELEPHONE, MAIL OR INTERNET

IF YOU VOTE BY TELEPHONE OR THE INTERNET,

DO NOT RETURN YOUR PROXY CARD

By Order of the Board of Directors

DAVID G. MEE
Corporate Secretary

APPENDIX A

J.B. HUNT TRANSPORT SERVICES, INC.

THIRD AMENDED AND RESTATED MANAGEMENT INCENTIVE PLAN

I.  NAME; PURPOSE

1.1    NAME. This instrument shall be known as the J.B. Hunt Transport Services, Inc. Third Amended and Restated Management Incentive Plan (the “Plan”).

1.2    HISTORY OF PLAN. By action of the Board of Directors in 1984, and after approval by the Company’s stockholders, the Company adopted the J.B. Hunt Transport Services, Inc. Stock Option Plan of 1984 (“1984 Option Plan”). The 1984 Option Plan was modified and approved by stockholders in March 1989, creating the J.B. Hunt Transport Services, Inc. Management Incentive Plan (the “MIP”). The Company’s stockholders approved an amended and restated MIP on May 11, 1995, and approved subsequent amendments to increase the authorized shares on April 16, 1998, April 20, 2000, and April 21, 2005, respectively. On April 26, 2012, the Company’s stockholders approved a second amended and restated MIP, which was subsequently amended by the Board of Directors on July 21, 2016. The Plan further amends and restates the second amended and restated MIP.

1.3    PURPOSE. The Plan is designed to benefit certain key employees, officers, directors and consultants of J.B. Hunt Transport Services, Inc., an Arkansas corporation, and any entity in which J.B. Hunt Transport Services, Inc. or any subsidiary owns, directly or indirectly, a majority of the voting stock (collectively, these entities shall be the “Company”).

The overall objectives of the Plan are to increase the long-term financial success of the Company, and increase the value of the Company to its stockholders, by:

(a)	attracting and retaining key personnel who are instrumental in the continued success of the Company; and

(b)	motivating key employees by providing them with the opportunity to participate with the stockholders in the long-term growth and financial success of the Company.

1.4    OVERVIEW OF THE PLAN BENEFITS. The benefits to be provided under this Plan, although more specifically set out herein, are stock awards, share units, money credits, stock options, stock appreciation rights, or any combination of the foregoing (collectively the “Plan Benefits”) subject to the terms and conditions stated in this Plan.

II.    CREATION OF COMMITTEE;

ADMINISTRATION OF THE PLAN; PARTICIPANTS; ETC.

2.1    THE COMMITTEE. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of J.B. Hunt Transport Services, Inc. (the “Board”), comprised solely of two or more Outside Directors, unless another committee of the Board shall be designated. A director is an “Outside Director” if the director: (a) is not a current employee of the Company; (b) is not a former employee of Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director; and (e) otherwise qualifies as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute or regulation. Nothing herein shall create an inference that an award is not validly granted under the Plan in the event awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Outside Directors.

2.2    GRANT AND TERMS OF PLAN BENEFITS; ADMINISTRATION OF THE PLAN. The Committee may grant Plan Benefits to Participants (hereafter defined) on the terms and subject to the conditions stated in this Plan.

The Committee shall, subject to the limitations of this Plan, have full power and discretion to construe, interpret and administer the Plan; to establish selection guidelines; to select eligible persons for participation; and to determine the form of grant, either in the form of stock awards, money credits, share units, stock options or stock appreciation rights or combinations thereof, the number of shares subject to the grant, the fair market value of the Common Stock when necessary, the restriction and forfeiture provisions relating to restricted stock, the time and conditions of vesting or exercise, the conditions, if any, under which time of vesting or exercise may be accelerated, the conditions, form, time, manner and terms of payment of any award, and all other terms and conditions of the grant provided that all stock options shall be granted in compliance with and subject to the terms of Article V of this Plan. The Committee may establish rules, regulations and guidelines for the administration of the Plan, and impose, incidental to a grant of Plan Benefits, conditions with respect to employment or other activities not inconsistent with or conflicting with the Plan.

The Committee may, in its discretion, delegate to the Chief Executive Officer of the Company the power and authority with respect to the selection of and grants of Plan Benefits to certain Participants who are not:

1.	the beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended;

2.	a director of the Company; or

3.	an officer of the Company, as that term is defined in Rule 16a-1(f) of the Rules of the Securities and Exchange Commission.

The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, all Participants and employees of the Company, and upon their respective beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. By accepting Plan Benefits each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, the Board or the Committee.

2.3    PLAN PARTICIPANTS. Unless denied the right to participate by specific sections hereof, the following persons shall be eligible to be participants in the Plan and, subject to the discretion of the Committee, receive Plan Benefits:

(a)	employees of the Company;
(b)	officers of the Company;
(c)	directors of the Company; and
(d)	consultants.

The foregoing class of persons shall be referred to herein as “Participants”.

2.4    LIMITATION ON SHARES TO BE ISSUED; REVERSION OF UNEXERCISED SHARES.    The maximum number of shares of common stock of the Company, $0.01 par value (the “Common Stock”), to be issued under the Plan shall be 44,000,000 shares, including shares already issued or to be issued pursuant to any previously exercised and outstanding options awarded under the 1984 Option Plan, the MIP or the first or second amended and restated MIP. Any shares of Common Stock subject to an award under this Plan (or any prior version of this Plan) that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, shares subject to an award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of the purchase price upon exercise of a stock option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock appreciation right or other award that were not issued upon the settlement of the award.

If the Committee authorizes the assumption of awards granted under another plan in connection with a merger, consolidation, reorganization or acquisition of property or stock, such assumption shall not reduce the maximum number of shares available for issuance under the Plan or be subject to, or counted against, a Participant’s annual award limit set forth in Section 2.8 below.

2.5    SHARES OF COMMON STOCK. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares of Common Stock, treasury stock, shares reacquired by the Company in any manner or any combination thereof. It is contemplated that the Company, although under no legal obligation to do so, may from time to time purchase shares of Common Stock for the purpose of paying all or any portion of any award payable in or measured by the value of shares of Common Stock, or for the purpose of replacing shares issued or transferred in payment of all or part of an award. All shares so purchased shall, unless and until transferred in payment of an award, be at all times the property of the Company available for any corporate purpose, and no Participant or employee or beneficiary, individually or as a group, shall have any right, title or interest in any shares of Common Stock so purchased.

2.6    ADJUSTMENT PROVISIONS. In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effective, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of another corporation are received by the holders of Common Stock or any distribution is made to the holders of Common Stock other than a cash dividend, (a) the maximum number of class of shares or other securities that may be issued or transferred under the Plan, (b) the number of share units or the number and class of shares or other securities which are the subject of any grant and (c) the purchase price per share of any stock option or other award exercisable upon payment of a purchase price, shall in each case be equitably adjusted. If an equitable adjustment cannot be made or the Board determines that further adjustment is appropriate to accomplish fairly the purposes of the Plan, the Board shall make such equitable adjustment under the Plan as it determines will fairly preserve the Plan Benefits to the Participants and the Company.

2.7    EFFECTIVE DATE AND TERM OF PLAN. The Plan shall be effective immediately upon its approval by the stockholders. Awards may be made and shares may be issued pursuant to the Plan on or after its effective date pursuant to, and in accordance with, agreements for the issuance thereof entered into prior to the effective date. The Plan shall terminate ten years after it becomes effective unless terminated prior thereto by action of the Board. No further grants shall be made under the Plan after its termination, but termination shall not affect the rights of any Participant under any grants made prior to termination. This Plan or any subsequent Plan may be amended and readopted by the Board and the stockholders from time to time. Each re-adoption shall constitute a new Plan. Participants may hold awards under more than one Plan.

2.8    LIMITATION OF PLAN BENEFITS. Plan Benefits granted to any Participant in any one year shall be limited to two percent (2%) of the total shares authorized for issuance under the Plan (i.e., 2% of 44,000,000). Subject to adjustment in accordance with Section 2.6, no Participant shall be granted, during any one (1) year, options to purchase Common Stock and stock appreciation rights with respect to more than 880,000 shares of Common Stock in the aggregate or any other awards with respect to more than 880,000 shares of Common Stock in the aggregate. Additionally, a non-employee director may not be granted awards covering more than 20,000 shares of Common Stock in any year.

2.9    PERFORMANCE BASED CRITERIA. If the Committee determines that grants of stock awards, share units and money credits should be made to Participants in order to qualify for the compensation deduction exemption established by Section 162(m), the award shall be governed by this Section 2.9 of the Plan in addition to other applicable sections of the Plan. The Committee shall base such compensation solely on account of the attainment of one or more pre- established, objective performance goals. Such performance goals must be established in writing by the Committee prior to the commencement of the services to which the performance goals relate, but not later than ninety (90) days after the commencement of the period of service to which the performance goals relate, and while the outcome is substantially uncertain (i.e., before 25% of the period of service, as scheduled in good faith at the time the goals are established, has elapsed). Performance goals may be based on one or more business criteria: net revenue or net revenue growth, gross revenue, basic or diluted earnings per share (before or after taxes), return on assets, return on capital, return on investment, return on sales, productivity, market share, cash flow, generation of free cash, Common Stock price, operating income, operating expense ratios, quality, delivery performance or level of improvement in any of the foregoing. A performance goal need not, however, be based upon an increase or positive result under a business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to a specific business criterion).

The written performance goal for a Covered Employee (as defined in Section 162(m) of the Code) must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if the performance goal is attained, such that a third party having knowledge of the relevant performance results could calculate the amount to be paid to the employee, and must specify the individual employees or class of employees to which it applies. Once established, the Committee shall not increase the amount of grants under the Plan that would otherwise be due upon attainment of the performance goal.

Prior to any payment of remuneration, the Committee must certify in writing that all of the performance goals and any other material terms of the arrangement for the remuneration were in fact met. This section of the Plan shall not apply to an award to a Participant unless the Committee has determined that such award should qualify for the compensation deduction exemption of Section 162(m).

Material terms of the performance goals must be disclosed to and reapproved by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the performance goals.

2.10    FORFEITURE; RECOUPMENT. A Participant’s rights, payments and benefits with respect to any award granted pursuant to this Plan (including, but not limited to, any gain realized by a Participant with respect to an award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of any such award. Such events shall include, without limitation, breach of non-competition, non- solicitation, confidentiality, or other restrictive covenants that are contained in the award agreement or otherwise applicable to the Participant, breach of any employment agreement, Company policy or procedure, or any other agreement between the Participant and the Company, a termination of the Participant’s Continuous Service for cause, or any other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee reserves the right to specify additional events in any Participant’s award agreement.

For purposes of this Section 2.10, “Continuous Service” means that the Participant’s service with the Company is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an employee of the company to a director of an affiliate will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal or family leave of absence.

Notwithstanding any other provisions in this Plan, any award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement.

III. STOCK AWARDS AND SHARE UNITS

3.1    FORM OF AWARD. The Committee may in its discretion provide that a Participant shall receive (i) an award of actual shares of Common Stock or (ii) hypothetical Common Stock share units having a value equal to the fair market value of an identical number of shares of Common Stock. Such awards may, but need not, provide that such award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purposes for such period as the Committee shall determine. The Committee shall have the authority to remove any or all of such restrictions whenever it may determine that, by reason of changes in applicable law or other changes in circumstances arising after the date the awards are granted, such action is appropriate. Each award of Common Stock or hypothetical Common Stock share units under the Plan shall be evidenced by an award agreement. Each award so granted shall be subject to the conditions set forth in this Article III, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable award agreement.

3.2    PERFORMANCE AWARDS. Awards may be made in terms of a stated potential maximum number of shares, with the actual number earned to be determined by reference to the level of achievement of corporate, group, division, individual or other specific objectives over a period or periods of not less than one nor more than ten years. No interests of any kind shall be vested in an individual receiving a performance award until the conclusion of the period or periods and the determination of the level of achievement specified in the award, and the time of vesting thereafter shall be specified in the award agreement.

3.3    FIXED AWARDS. Awards may be made to Participants which are not contingent on the performance of objectives but which are contingent on the Participant’s continuing in the employ of the Company, rendering consulting services or refraining from competitive activities for a period to be specified in the award, which period shall not be less than one year, unless otherwise provided by the Committee.

3.4    RIGHTS WITH RESPECT TO RESTRICTED SHARES. The Participant shall have no rights to vote or to receive dividends on restricted shares of Common Stock unless and until such award is vested.

3.5    RIGHTS WITH RESPECT TO SHARE UNITS. No shares of Common Stock shall be issued at the time a share unit is granted, and the Company will not be required to set aside a fund for the payment of any such award. A Participant shall have no voting rights with respect to any share units granted hereunder. The Participant shall not be eligible to receive dividends on any share unit (representing one share of Common Stock) unless and until such award is vested.

3.6    TERMS AND CONDITIONS. Awards shall contain such terms and conditions as the Committee shall specify, including without limitation, restrictions on the sale or other disposition of the shares, or the forfeiture of the awards upon termination of Continuous Service (as defined in Section 2.10) prior to the expiration of a designated period of time or the occurrence of other events. In addition, shares of restricted Common Stock issued pursuant to an award shall be released from the restrictions at the times determined by the Committee. The award shall be paid to the Participant either in shares of Common Stock having a fair market value equal to the maturity value of the award, or in cash equal to the maturity value of the award, or in such combination thereof as the Committee shall determine. No award pursuant to this Article III shall be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any award agreement upon the occurrence of a specified event.

3.7    STATUS OF AWARDS UNDER CODE SECTION 162(m). It is the intent of the Company that Awards granted under Section 2.9 to Covered Employees (as defined in Section 162(m) of the Code) shall, if so designated by the Committee, constitute “qualified performance-based compensation” (as defined in Code Section 162(m)). Accordingly, the terms of Section 2.9 including the definition of Covered Employee, shall be interpreted in a manner consistent with Section 162(m). If any provision of the Plan or any agreement relating to any such award does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be considered or deemed amended to the extent necessary to conform to such requirements.

3.8    ACCELERATION OF VESTING UPON CHANGE OF CONTROL. Notwithstanding anything contained herein to the contrary, in the event that, at any time following the date of a “change of control” (as hereinafter defined) (i) the Participant’s Continuous Service with the Company or one of its subsidiaries terminates as a result of such Participant’s retirement, termination without “just cause” (as hereinafter defined) by the Company or one of its subsidiaries, or resignation by the Participant for good reason; or (ii) with respect to a Participant employed by one of the Company’s subsidiaries, a “sale transaction” (as hereinafter defined) is effected; then all vesting restrictions on any shares of Common Stock (with the exception of any shares granted subject to performance- based vesting) or acquiring Company common stock awarded to that Participant under this Plan shall immediately lapse and such shares shall be vested.

For any award granted subject to performance-based vesting criteria, if less than half of the performance period has lapsed, such award shall be converted into restricted stock assuming target performance has been achieved as of the date of the triggering event described in the preceding paragraph (the “Trigger Date”) (or into unrestricted stock if no further restrictions apply). If at least half the performance period has lapsed as of the Trigger Date, such award shall be converted into restricted stock based on actual performance to date (or into unrestricted stock if no further restrictions apply). If actual performance is not determinable, such award shall be converted into restricted stock assuming target performance has been achieved as of the Trigger Date, based on the discretion of the Committee (or into unrestricted stock if no further restrictions apply).

For purposes of this Plan, “just cause” shall mean the willful and continued failure of the Participant to substantially perform his or her duties with the Company or one of its subsidiaries after a written demand for substantial performance is delivered to such Participant by the Board, or its subsidiary, which specifically identifies the manner in which the Board believes that such Participant has not substantially performed his duties; or willful misconduct by the Participant materially injures the Company or its subsidiaries monetarily or otherwise (it being understood that no act, or failure to act, on the part of the Participant shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and with knowledge that the action or omission was not in the best interest of the Company or such subsidiary).

“Sale transaction” shall mean, with respect to an employee of one of the Company’s subsidiaries, the direct or indirect sale or other disposition by the Company of in excess of fifty percent (50%) of the voting capital stock of such subsidiary, the complete liquidation of such subsidiary, or the sale by such subsidiary or all or substantially all of its assets.

For purposes of this Section 3.8, “change of control” means:

(1)

Any transaction involving the acquisition (“Acquisition Transaction”), by any person, corporation, partnership or other entity, or any group (collectively referred to herein as a person), of beneficial ownership of shares representing thirty percent (30%) or more of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (“Voting Securities”), but excluding, for this purpose, any such acquisition by (a) the Company or any of its subsidiaries or any employee benefit plan (or related trust) of the Company, or any of its subsidiaries, or (b) any corporation with respect to which immediately following such acquisition, shares representing more than fifty percent (50%) of such corporation’s Voting Securities are beneficially owned, directly or indirectly, by those persons who are the beneficial owners of the Company’s voting securities immediately prior to such acquisition; or

(2)

The replacement of a majority of members of the Company’s Board of Directors during any 12-month period by directors whose appointment or election is not approved by a vote of at least a majority of the members of the Company’s Board of Directors prior to the date of such appointment or election; or

(3)

The consummation of a reorganization, merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders with respect to which those persons who were the beneficial owners of the Company’s voting securities immediately prior to such reorganization, merger or consolidation, do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the voting securities of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 3.8, “acquisition transaction” means any of the following events:

(1)

A merger, reorganization or consolidation involving the Company in which the outstanding stock is converted into or exchanged for the common stock of another entity, provided that such other entity has not, prior to or at the time of such merger, reorganization or consolidation, directly or indirectly acquired beneficial ownership of in excess of twenty percent (20%) of the outstanding shares of the Company for consideration other than such common stock (such a merger, reorganization or consolidation being herein referred to as a “Stock Merger Transaction”); or

(2)

Any merger, reorganization or consolidation involving the Company which is not a Stock Merger Transaction and with respect to which those persons who were the beneficial owners of the Company stock immediately prior to such merger, reorganization, or consolidation, do not, following such merger, reorganization, or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the common stock of the corporation resulting from such merger, reorganization or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

IV. MONEY CREDITS

4.1    CREDITS. The Committee may in its discretion provide that a Participant shall receive a credit of money credits, which shall be in units of a dollar or a fraction thereof.

4.2    RIGHTS WITH RESPECT TO MONEY CREDITS. If a Participant is credited with money credits, a money account shall be established for the Participant which shall be credited with interest equivalents on amounts previously credited to the account, or an amount equal thereto paid to the Participant, on a calendar quarter basis compounded and at such rate as the Committee determines to be appropriate from time to time.    Money credits may be paid to    the Participant in the form of cash or shares of the Company’s Common Stock according to such requirements and guidelines as the Committee shall deem appropriate.

V. STOCK OPTIONS

5.1    OPTIONS ISSUED UNDER PREVIOUS OPTION PLANS. All stock options issued pursuant to prior versions of the Plan shall be governed by the terms and conditions set forth herein; provided, however, that a Participant’s rights under any such award shall not be impaired by the terms hereof unless (a) the Company has requested the consent of the affected Participant and (b) such Participant has consented in writing.

5.2    GRANT OF OPTIONS. Subject to the limitations of the Plan, the Committee may, from time-to-time on and after the effective date of this Plan, grant to Participants options to purchase an aggregate number of shares of Common Stock as determined by the Committee. Each option granted under the Plan shall be evidenced by an award agreement. Each option so granted shall be subject to the conditions set forth in this Article V, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable award agreement. The terms of the award agreement may be amended from time to time upon execution of a written amendment approved by the Committee and signed by the Company and the Participant to whom the option is granted (the “Optionee”).

5.3     PURCHASE PRICE; TERMS; EXERCISE OF OPTIONS.

(a)(1)

Calculation of Purchase Price. The purchase price of the Common Stock under each stock option shall be 100% of the fair market value of the Common Stock subject to the option on the date of grant (the “Purchase Price”). The fair market value of the Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the closing price of the Common Stock on such exchange or system on the day the option is granted, or if no sale of the Common Stock shall have been reported on that day, the closing price of the Common Stock on the nearest preceding day on which a sale of the Common Stock was reported, or (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on an over-the-counter securities market, the mean between the highest bid and lowest asked price for the Common Stock on such day as reported by the principal over-the-counter securities market on which the Common Stock is quoted, or (iii) if clauses (i) and (ii) of this paragraph are inapplicable, as determined by the Committee by any method consistent with applicable regulations adopted by the Commissioner of Internal Revenue relating to the stock options. The Purchase Price shall be subject to adjustment as provided in Section 2.6 hereof.

(2)

Payment of Purchase Price. The Purchase Price shall become due immediately upon exercise of the option and shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in full in cash or cash equivalents or (b) in the discretion of the Committee, by one or more of the following methods upon such terms as the Committee shall approve:

(i)	full payment in shares of Common Stock having a fair market value on the Exercise Date (as such term is defined below) equal to the Purchase Price; or

(ii)

a “cashless” exercise program established with a broker whereby the Participant delivers written notice of exercise to the Company and delivers written notice of exercise and irrevocable instructions to a broker to promptly deliver to the Company the Purchase Price; or

(iii)	by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such option with a fair market value on the Exercise Date equal to the aggregate Purchase Price; or

(iv)	any combination of the foregoing methods.

For purposes of this paragraph 5.3(a)(2), the “Exercise Date” shall be the date on which the Company receives written notice of the exercise of the option, together with payment of the Purchase Price in the form authorized by the Committee.

(b)

Terms and Conditions of Options. The term of each option shall be for such a period of time, not more than ten years from the date it is granted, as the Committee may determine. Each option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual options may vary; provided that the minimum vesting period for any option shall be not less than one year, unless otherwise provided by the Committee. No option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for acceleration of vesting and exercisability in the terms of any award agreement upon the occurrence of a specified event; provided, however, that all unvested options shall become immediately vested in full upon the death or total and permanent disability of the Optionee. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of descent and distribution.

(c)	Exercise of Option. Each option shall be exercisable at any time and from time-to-time in accordance with the terms set forth in the award agreement and the following:

(1)

Method of Exercise. The option shall be exercisable by a written notice delivered by the Optionee (or other person exercising the option) to the Committee. The notice shall be addressed to the Committee c/o Mr. John Roberts, J.B. Hunt Transport Services, Inc., P.O. Box 130, Lowell, Arkansas 72745. The notice shall:

(i)

state the election to exercise the option, the number of shares in respect of which the option is being exercised, the person in whose name the stock certificate(s) (if any) for such shares of Common Stock is to be registered, his or her address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)	contain such representations and agreements as to the investment intent of the person exercising the option with respect to such shares of Common Stock as may be satisfactory to the Company’s counsel;

(iii)

be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the option; and

(iv)

be accompanied by payment to the Company of the full Purchase Price of the shares with respect to which the option is exercised. The Purchase Price shall be paid in cash or cash equivalents or by such other method or methods provided in the award agreement or as otherwise permitted by the Committee in accordance with Section 5.3(a)(2) of this Plan.

(2)

Conditions to be Satisfied Prior to Issuance of Common Stock. The Company shall not be required to issue or deliver any certificates (if any) for shares of Common Stock purchased upon the exercise of an option (i) prior to the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable, or (ii) prior to receiving an opinion of counsel, satisfactory to the Company, that the sale or issuance of such shares is exempt from these registration or qualification requirements.

(3)

Restrictions on Exercise. As a condition to exercise of an option granted pursuant to this Plan, the Company may require the person exercising the option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5.4    NO REPRICING WITHOUT STOCKHOLDER APPROVAL. Except for adjustments pursuant to Sections 2.6 herein (relating to adjustments upon changes in the shares of Common Stock), or reductions of the Purchase Price approved by the stockholders of the Company, the Purchase Price for any outstanding option granted pursuant to this Plan may not be decreased after the date of grant nor may an outstanding option granted under this Plan be surrendered to the Company as consideration for the grant of a replacement option with a lower Purchase Price. Except as approved by the Company’s stockholders, in no event shall any option granted under this Plan be surrendered to the Company in consideration for a cash payment or the grant of any other award if, at the time of such surrender, the Purchase Price of the option is greater than the then current fair market value of a share of Common Stock as determined pursuant to Section 5.3(a)(1) of this Plan. In addition, no repricing of an option shall be permitted without the approval of the Company’s stockholders if such approval is required under the rules of any national securities exchange on which the Common Stock is listed.

5.5    USE OF PROCEEDS. Proceeds realized from the sale of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

5.6    ASSUMPTION OF OPTIONS UPON CHANGE IN CONTROL. Subject to any required action by the stockholders, if the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, every option outstanding hereunder shall terminate, unless the surviving corporation shall (subject to any applicable provisions of the Internal Revenue Code) assume (with appropriate changes) the outstanding options or replace them with new options of comparable value (in accordance with Section 425(a) of the Code). Notwithstanding the preceding provisions, if such surviving corporation does not so assume or replace the outstanding options hereunder, each Optionee shall have the right immediately prior to such merger, consolidation, or reorganization to exercise all his or her outstanding option(s), whether or not the options have vested.

VI. STOCK APPRECIATION RIGHTS

6.1    GRANTS. Stock appreciation rights may be granted to selected Participants entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant, or in the case of rights granted in tandem with or by reference to a stock option granted simultaneously with or prior to the grant of such rights, from the date of grant of the related stock option to the date of exercise. Each stock appreciation right (“SAR”) granted under the Plan shall be evidenced by an award agreement. Each SAR so granted shall be subject to the conditions set forth in this Article VI and to such other conditions not inconsistent with the Plan as may be reflected in the applicable award agreement.

6.2    TERM OF STOCK APPRECIATION RIGHTS. The term of an SAR granted under the Plan shall be determined by the Committee; provided, however, that no SAR shall be exercisable later than the tenth anniversary of the grant date.

6.3    VESTING OF STOCK APPRECIATION RIGHTS. Each SAR may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The SAR may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual SARs may vary. No SAR may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any SAR upon the occurrence of a specified event.

6.4    EXERCISE AND PAYMENT. Upon exercise of an SAR, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the SAR that is being exercised multiplied by the excess of (i) the fair market value of a share of Common Stock on the date the award is exercised, over (ii) the exercise price specified in the SAR or related option award agreement. Payment with respect to the exercise of an SAR shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

6.5    EXERCISE PRICE. The exercise price of a free standing SAR shall be determined by the Committee, but shall not be less than 100% of the fair market value of one share of Common Stock on the grant date of such SAR. A SAR granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that a SAR, by its terms, shall be exercisable only if the fair market value per share of Common Stock subject to the SAR and related option exceeds the exercise price per share thereof.

6.6    REDUCTION IN THE UNDERLYING OPTION SHARES. Upon any exercise of a SAR granted in tandem with or by reference to a stock option granted simultaneously with or prior to the grant of such SAR, the number of shares of Common Stock for which any related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. Likewise, the number of shares of Common Stock for which such SAR shall be exercisable shall be reduced upon any exercise of any related option by the number of shares of Common Stock for which such option has been exercised.

6.7    NO REPRICING WITHOUT STOCKHOLDER APPROVAL. Except for adjustments pursuant to Section 2.6 herein (relating to adjustments upon changes in the shares of Common Stock), or reductions of the exercise price approved by the stockholders of the Company, the exercise price for any outstanding SAR granted pursuant to Section 6.1 may not be decreased after the date of grant nor may an outstanding SAR granted under this Plan be surrendered to the Company as consideration for the grant of a replacement SAR with a lower exercise price. Except as approved by the Company’s stockholders, in no event shall any SAR granted under this Plan be surrendered to the Company in consideration for a cash payment or the grant of any other award if, at the time of such surrender, the exercise price of the SAR is greater than the then current fair market value of a share of Common Stock as determined pursuant to Section 5.3(a)(1) of this Plan. In addition, no repricing of a SAR shall be permitted without the approval of the Company’s stockholders if such approval is required under the rules of any national securities exchange on which the Common Stock is listed.

VII. INDEMNIFICATION OF COMMITTEE

7.1 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, and to the extent allowed by applicable law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which the members of the Committee, or any one of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted under the Plan, and against all amounts paid by the member or members of the Committee in settlement thereof; provided, however, that such settlement has been approved by the Company, which approval shall not be unreasonably withheld, or paid by the member or members of the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member or members of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, such member or members of the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

VIII. AMENDMENTS

8.1    AMENDMENTS. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 2.6 relating to adjustments upon changes in Common Stock and Section 8.2, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable laws, regulations and listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

8.2    CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder and/or to bring the Plan and/or the awards granted hereunder into compliance therewith.

8.3    NO IMPAIRMENT OF RIGHTS. Rights under any award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

8.4    AMENDMENT OF AWARDS. Except as provided in Sections 5.4 and 6.7 above, the Committee at any time, and from time to time, may amend the terms of any one or more awards, provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

IX. MISCELLANEOUS

9.1    STOCKHOLDER RIGHTS. Except as provided in the Plan or an award agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such award unless and until such Participant has satisfied all requirements for exercise of the award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certified is issued, except as provided in Section 2.6 hereof.

9.2    NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the award was granted or shall affect the right of the Company to terminate (a) the employment of an employee with or without notice and with or without cause or (b) the service of a director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be.

9.3    WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an award agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

9.4    OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

9.5    NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

9.6    SECTION 409A. Neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

9.7    NON-UNIFORM TREATMENT. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or who actually receive, awards. Without limited the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective award agreements.

9.8    PLAN HEADINGS. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

9.9    SEVERABILITY. The various provisions of this Plan are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

9.10    PREVAILING LAWS. This Plan shall be construed and enforced in accordance with and governed by the laws of the State of Arkansas applicable to corporations and the issuance of stock by Arkansas corporations.

9.11    RESOLUTION OF DISPUTES. Any dispute or disagreement which should arise under, or as a result of or in any way relate to, the interpretation, construction or application of this Plan will be determined by the Board of Directors of the Company. Any determination made hereunder shall be final, binding and conclusive for all purposes.

FORM OF

RESTRICTED STOCK UNIT AGREEMENT

FOR THE

J.B. HUNT TRANSPORT SERVICES, INC.

THIRD AMENDED AND RESTATED MANAGEMENT INCENTIVE PLAN

THIS Restricted Stock Agreement (“Agreement”) made as of XXXXXXX, by and between J.B. Hunt Transport Services, Inc. (“Company”) and XXXXXX (“Recipient”):

WHEREAS, the Company maintains the J.B. Hunt Transport Services, Inc. Third Amended and Restated Management Incentive Plan (the “Plan”) under which the Company’s Compensation Committee of the Board of Directors (“Committee”) may, among other things, award shares of the Company’s $0.01 par value common stock (“Common Stock”) to such members of the Company’s management as the Committee may determine, subject to terms, conditions, or restrictions as it may deem appropriate;

WHEREAS, pursuant to the Plan the Committee has awarded to Recipient, a Restricted Stock Unit Award (“Award”) conditioned upon the execution by the Company and the Recipient of this Agreement setting forth all the terms and conditions applicable to such Award in accordance with the laws of the State of Arkansas;

THEREFORE, in consideration of the past services of the Recipient and the mutual promises and covenants contained herein it is hereby agreed as follows:

1. AWARD OF SHARES

Under the terms of the Plan, the Committee has awarded to the Recipient an Award on XXXXXXXXXXX (“Award Date”), for XXXXXX shares of Common Stock subject to the terms, conditions and restrictions set forth in this Agreement. There will be no purchase price required by the Recipient in connection with this transaction.

2. AWARD RESTRICTIONS

The Award vests as described below and each vested portion of the Award shall expire thirty (30) days after each designated vesting date.

Vesting to occur over a period of                  years in                  increments of              % beginning                     .

During the vesting period, this Award and the shares of Common Stock subject to this Award, but not vested, are not transferable by the Recipient by means of sale, assignment, exchange, pledge or otherwise. The shares of Common Stock subject to this Award are not eligible for dividend distributions (other than adjustments described in Section 8), not eligible to be voted and not eligible to be enrolled in any dividend reinvestment program until the restrictions thereon expire.

3. ISSUANCE OF SHARES

Upon the applicable vesting date and upon satisfaction of the requirements of Section 8 below, the Company shall issue the shares in book entry form to the Recipient in any amount reflecting the number of shares vested less any previously delivered shares registered on the Company’s books in the name of the Recipient. Upon receipt of the shares, the Recipient is free, upon compliance with applicable laws and regulations, including Rule 144 under the Securities Act of 1933, as amended, to hold or dispose of such shares at will.

4. EMPLOYMENT TERMINATION

Except as provided in this Section 4 and in Section 10 below, termination of the Recipient’s Continuous Service with the Company for any reason and by any party, other than death or disability, shall result in forfeiture of the Award on the date of termination to the extent not already vested. Upon forfeiture of the Award, the employee shall have no further rights with respect thereto. If the Recipient terminates Continuous Service with the Company due to death or disability during the vesting period, that Award, to the extent not already vested, shall vest in full as of the date of such termination. If the Recipient’s Continuous Service terminates on account of “early retirement” (as defined by the Committee), or under special circumstances determined by the Committee, the Award, to the extent not already vested, may be vested in full or in part as determined by the Committee.

As used herein, “Continuous Service” means that the Recipient’s service with the Company is not interrupted or terminated. The Recipient’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Recipient renders service to the Company or a change in the entity for which the Recipient renders such service, provided that there is no interruption or termination of the Recipient’s Continuous Service; provided further that if any award is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an employee of the company to a director of an affiliate will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal or family leave of absence.

5. ADJUSTMENT OF SHARES FOR RECAPITALIZATION, ETC.

In the event there is a change in the outstanding Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to this Award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or to which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. Adjustment under the preceding provisions of this Section 5 will occur automatically upon any such change in the outstanding Common Stock of the Company. No fractional interest will be issued under the Agreement on account of any such adjustment.

6. COMPANY RECORDS

Records of the Company or its subsidiaries or affiliates regarding any period(s) of service, termination of service and the reason therefore, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

7. NO LIABILITY FOR GOOD FAITH DETERMINATION

The members of the Board and the Committee shall not be liable for any act, omission, interpretation or determination taken or made in good faith with respect to this Agreement or the Award granted hereunder and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

8. WITHHOLDING TAXES

The Company will require the Recipient receiving the shares of Common Stock under an Award, to reimburse the Company for such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. The Recipient may satisfy the withholding obligation using cash or Company Common Stock owned by the Recipient or by having the Company reduce the number of shares of Common Stock to be received upon vesting of the Award (such reduction being referred to hereinafter as a “Net Settlement”). The number of shares to be withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Any withholding obligation in connection with an Award that vests upon the Recipient’s termination due to death shall be satisfied by Net Settlement.

9. IMPACT ON OTHER BENEFITS

The value of the Award (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

10. ACCELERATION OF VESTING

Notwithstanding anything contained in this agreement to the contrary, in the event that, at any time following the date of a “change of control” (as hereinafter defined) (i) the Recipient’s employment with the Company or one of its subsidiaries terminates as a result of such recipient’s retirement, termination without “just cause” (as hereinafter defined) by the Company or one of its subsidiaries, or resignation by the Recipient for good reason; or (ii) with respect to a Recipient employed by one of the Company’s subsidiaries, a “sale transaction” (as hereinafter defined) is effected; then all vesting restrictions on any shares of the Company’s Common Stock (with the exception of any shares granted subject to performance-based vesting) or acquiring Company common stock awarded to that Recipient under this Agreement shall immediately lapse and such shares shall be vested.

For any Award granted subject to performance-based vesting criteria, if less than half of the performance period has lapsed, such Award shall be converted into restricted stock assuming target performance has been achieved as of the date of the triggering event described in the preceding paragraph (the “Trigger Date”) (or into unrestricted stock if no further restrictions apply). If at least half the performance period has lapsed as of the Trigger Date, such Award shall be converted into restricted stock based on actual performance to date (or into unrestricted stock if no further restrictions apply). If actual performance is not determinable, such Award shall be converted into restricted stock assuming target performance has been achieved as of the Trigger Date, based on the discretion of the Committee (or into unrestricted stock if no further restrictions apply).

For purposes of this Agreement, “just cause” shall mean the willful and continued failure of the Recipient to substantially perform his or her duties with the Company or one of its subsidiaries after a written demand for substantial performance is delivered to such Recipient by the Board of Directors of the Company, or its subsidiary, which specifically identifies the manner in which the Board believes that such Recipient has not substantially performed his duties; or willful misconduct by the Recipient materially injures the Company or its subsidiaries monetarily or otherwise (it being understood that no act, or failure to act, on the part of the Recipient shall be considered “willful” unless done, or omitted to be done, by the Recipient in bad faith and with knowledge that the action or omission was not in the best interest of the Company or such subsidiary).

“Sale transaction” shall mean, with respect to an employee of one of the Company’s subsidiaries, the direct or indirect sale or other disposition by the Company of in excess of fifty percent (50%) of the voting capital stock of such subsidiary, the complete liquidation of such subsidiary, or the sale by such subsidiary or all or substantially all of its assets.

For purposes of this Section 10, “change of control” means:

(1)

Any transaction involving the acquisition (Acquisition Transaction), by any person, corporation, partnership or other entity, or any group (collectively referred to herein as a “person”), of beneficial ownership of shares representing thirty percent (30%) or more of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (“Voting Securities”), but excluding, for this purpose, any such acquisition by (a) the Company or any of its subsidiaries or any employee benefit plan (or related trust) of the Company, or any of its subsidiaries, or (b) any corporation with respect to which immediately following such acquisition, shares representing more than fifty percent (50%) of such corporation’s Voting Securities are beneficially owned, directly or indirectly, by those persons who are the beneficial owners of the Company’s voting securities immediately prior to such acquisition; or

(2)

The replacement of a majority of members of the Company’s Board of Directors during any 12-month period by directors whose appointment or election is not approved by a vote of at least a majority of the members of the Company’s Board of Directors prior to the date of such appointment or election; or

(3)

The consummation of a reorganization, merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders with respect to which those persons who were the beneficial owners of the Company’s voting securities immediately prior to such reorganization, merger or consolidation, do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the voting securities of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 10, “acquisition transaction” means any of the following events:

(a)

A merger, reorganization or consolidation involving the Company in which the outstanding stock is converted into or exchanged for the common stock of another entity, provided that such other entity has not, prior to or at the time of such merger, reorganization or consolidation, directly or indirectly acquired beneficial ownership of in excess of twenty percent (20%) of the outstanding shares of the Company for consideration other than such common stock (such a merger, reorganization or consolidation being herein referred to as a “Stock Merger Transaction”); or

(b)

Any merger, reorganization or consolidation involving the Company which is not a Stock Merger Transaction and with respect to which those persons who were the beneficial owners of the Company stock immediately prior to such merger, reorganization, or consolidation, do not, following such merger, reorganization, or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the common stock of the corporation resulting from such merger, reorganization or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

11. ADMINISTRATION

The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive and binding upon the Company, the Recipient, and any and all interested parties.

12. NO RIGHT TO CONTINUED EMPLOYMENT

Nothing in this Agreement or in the Plan shall confer on a Recipient any right to continue in the employ of the Company or in any way affect the Company’s right to terminate the Recipient’s employment without prior notice at any time for any and no reason.

13. AMENDMENTS

This Agreement shall be subject to the terms of the Plan as amended except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of the Award without the Recipient’s written consent.

14. FORCE AND EFFECT

The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

15. PREVAILING LAWS

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Arkansas applicable to corporations and the issuance of stock by Arkansas corporations.

16. SUCCESSORS

This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

17. NOTICE

Any notice or other communication provided for hereunder shall be made in writing and deemed given (a) three days after being deposited in the U.S. mail, first class, postage prepaid, certified receipt requested, or (b) when delivered by a nationally recognized overnight courier which provides confirmation of delivery. Unless waived by the Company, any notice to the Company required under or relating to this Agreement shall be in writing and addressed to:

J.B. HUNT TRANSPORT SERVICES, INC.

Attention: John Roberts

P. O. Box 130

Lowell, Arkansas 72745

18. TERMS

Any terms used in this Agreement that are not otherwise defined shall have the meanings prescribed to them in the Plan.

19. ENTIRE AGREEMENT

This Agreement contains the entire understanding of the parties concerning the matters covered in it and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

IN WITNESS THEREOF, the parties have signed this Agreement as of the date hereof.

J.B. HUNT TRANSPORT SERVICES, INC.

By:
John Roberts President and Chief Executive Officer

Recipient:

FORM OF

NEO RESTRICTED STOCK UNIT AGREEMENT

FOR THE

J.B. HUNT TRANSPORT SERVICES, INC.

THIRD AMENDED AND RESTATED MANAGEMENT INCENTIVE PLAN

THIS Restricted Stock Agreement (“Agreement”) made as of                     , by and between J.B. Hunt Transport Services, Inc. (“Company”) and XXXXXX (hereinafter referred to as the “Recipient,” “NEO,” “Named Executive Officer,” or “Covered Employee”):

WHEREAS, the Company maintains the J.B. Hunt Transport Services, Inc. Third Amended and Restated Management Incentive Plan (the “Plan”) under which the Company’s Compensation Committee of the Board of Directors (“Committee”) may, among other things, award shares of the Company’s $0.01 par value common stock (“Common Stock”) to such members of the Company’s management as the Committee may determine, subject to terms, conditions, or restrictions as it may deem appropriate;

WHEREAS, pursuant to the Plan the Committee has awarded to Recipient, a Restricted Stock Unit Award (“Award”) conditioned upon the execution by the Company and the Recipient of this Agreement setting forth all the terms and conditions applicable to such Award in accordance with the laws of the State of Arkansas;

THEREFORE, in consideration of the past services of the Recipient and the mutual promises and covenants contained herein it is hereby agreed as follows:

1. AWARD OF SHARES

Under the terms of the Plan, the Committee has awarded to the Recipient an Award on                      (“Award Date”), for XXXXXX shares of Common Stock subject to the terms, conditions and restrictions set forth in this Agreement. There will be no purchase price required by the Recipient in connection with this transaction.

2. AWARD RESTRICTIONS

The Award shall vest according to the schedule set forth below and each vested portion shall expire thirty (30) days after each designated vesting date:

– XXXXX shares (20% of total shares awarded on Award Date) shall vest on the later to occur of (i)                                or

(ii) the date on which the Committee makes the certification described below (the “First Vest”);

– XXXXX shares (20% of total shares awarded on Award Date) shall vest on the later to occur of (i)                                or

(ii) the date on which the Committee makes the certification described below (the “Second Vest”);

– XXXXX shares (20% of total shares awarded on Award Date) shall vest on the later to occur of (i)                                or

(ii) the date on which the Committee makes the certification described below (the “Third Vest”);

– XXXXX share (20% of total shares awarded on Award Date) shall vest on the later to occur of (i)                                  or

(ii) the date on which the Committee makes the certification described below (the “Fourth Vest”);

– XXXXX share (20% of total shares awarded on Award Date) shall vest on the later to occur of (i)                                  or

(ii) the date on which the Committee makes the certification described below (the “Final Vest”);

Notwithstanding the provisions of this section,

(i)

the First Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for the period of                        have been achieved. If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the First Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled;

(ii)

the Second Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for the period of                        have been achieved. If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the Second Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled;

(iii)

the Third Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for the period of                        have been achieved. If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the Third Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled;

(iv)

the Fourth Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for the period of                        have been achieved. If the Committee does notor cannot certify that the performance goals have been achieved by December 31st of the following year after the Fourth Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled;

(v)

the Final Vest shall be conditioned on, subject to and shall not occur until certification by the Committee (either by resolution or in such other manner as the Committee deems appropriate) that the performance goals for                        have been achieved. If the Committee does not or cannot certify that the performance goals have been achieved by December 31st of the following year after the Final Vest, then the Recipient shall forfeit the right to the shares for that year and such shares shall be cancelled.

During the vesting period, this Award and the shares of Common Stock subject to this Award, but not vested, are not transferable by the Recipient by means of sale, assignment, exchange, pledge or otherwise. The shares of Common Stock subject to this Award are not eligible for dividend distributions (other than adjustments described in Section 8), not eligible to be voted and not eligible to be enrolled in any dividend reinvestment program until the restrictions thereon expire.

3. ISSUANCE OF SHARES

Upon the applicable vesting date and upon satisfaction of the requirements of Section 8 below, the Company shall issue the shares in book entry form to the Recipient in any amount reflecting the number of shares vested less any previously delivered shares registered on the Company’s books in the name of the Recipient. Upon receipt of the shares, the Recipient is free, upon compliance with applicable laws and regulations, including Rule 144 under the Securities Act of 1933, as amended, to hold or dispose of such shares at will.

4. EMPLOYMENT TERMINATION

Except as provided in this Section 4 and in Section 10 below, termination of the Recipient’s Continuous Service with the Company for any reason, other than death or disability, shall result in forfeiture of the Award on the date of termination to the extent not already vested. Upon forfeiture of the Award, the employee shall have no further rights with respect thereto. For a Recipient who is a Covered Employee (as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)), if Continuous Service is terminated due to death or disability during the vesting period, then the Award may vest in full or in part before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as performance-based compensation if the performance goal applicable to such Award is attained and the employee’s death or disability does not occur. For a Recipient who is not a Covered Employee, if such Recipient’s Continuous Service with the Company terminates due to death or disability during the vesting period, that Award, to the extent not already vested, shall vest in full as of the date of such termination, or if such Recipient’s Continuous Service terminates on account of “early retirement” (as defined by the Committee), or under special circumstances determined by the Committee, the Award, to the extent not already vested, may be vested in full or in part as determined by the Committee.

As used herein, “Continuous Service” means that the Recipient’s service with the Company is not interrupted or terminated. The Recipient’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Recipient renders service to the Company or a change in the entity for which the Recipient renders such service, provided that there is no interruption or termination of the Recipient’s Continuous Service; provided further that if any award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an employee of the company to a director of an affiliate will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal or family leave of absence.

5. ADJUSTMENT OF SHARES FOR RECAPITALIZATION, ETC.

In the event there is a change in the outstanding Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to this Award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or to which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. Adjustment under the preceding provisions of this Section 5 will occur automatically upon any such change in the outstanding Common Stock of the Company. No fractional interest will be issued under the Agreement on account of any such adjustment.

6. COMPANY RECORDS

Records of the Company or its subsidiaries or affiliates regarding any period(s) of service, termination of service and the reason therefore, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

7. NO LIABILITY FOR GOOD FAITH DETERMINATION

The members of the Board and the Committee shall not be liable for any act, omission, interpretation or determination taken or made in good faith with respect to this Agreement or the Award granted hereunder and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

8. WITHHOLDING TAXES

The Company will require the Recipient receiving the shares of Common Stock under an Award, to reimburse the Company for such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. The Recipient may satisfy the withholding obligation using cash or Company Common Stock owned by the Recipient or by having the Company reduce the number of shares of Common Stock to be received upon vesting of the Award (such reduction being referred to hereinafter as a “Net Settlement”). The number of shares to be withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Any withholding obligation in connection with an Award that vests upon the Recipient’s termination due to death shall be satisfied by Net Settlement.

9. IMPACT ON OTHER BENEFITS

The value of the Award (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

10. ACCELERATION OF VESTING

Notwithstanding anything contained in this agreement to the contrary, in the event that, at any time following the date of a “change of control” (as hereinafter defined) (i) the Recipient’s employment with the Company or one of its subsidiaries terminates as a result of such recipient’s retirement, termination without “just cause” (as hereinafter defined) by the Company or one of its subsidiaries, or resignation by the Recipient for good reason; or (ii) with respect to a Recipient employed by one of the Company’s subsidiaries, a “sale transaction” (as hereinafter defined) is effected; then all vesting restrictions on any shares of the Company’s Common Stock (with the exception of any shares granted subject to performance-based vesting) or acquiring Company common stock awarded to that Recipient under this Agreement shall immediately lapse and such shares shall be vested.

For any Award granted subject to performance-based vesting criteria, if less than half of the performance period has lapsed, such Award shall be converted into restricted stock assuming target performance has been achieved as of the date of the triggering event described in the preceding paragraph (the “Trigger Date”) (or into unrestricted stock if no further restrictions apply). If at least half the performance period has lapsed as of the Trigger Date, such Award shall be converted into restricted stock based on actual performance to date (or into unrestricted stock if no further restrictions apply). If actual performance is not determinable, such Award shall be converted into restricted stock assuming target performance has been achieved as of the Trigger Date, based on the discretion of the Committee (or into unrestricted stock if no further restrictions apply).

For purposes of this Agreement, “just cause” shall mean the willful and continued failure of the Recipient to substantially perform his or her duties with the Company or one of its subsidiaries after a written demand for substantial performance is delivered to such Recipient by the Board of Directors of the Company, or its subsidiary, which specifically identifies the manner in which the Board believes that such Recipient has not substantially performed his duties; or willful misconduct by the Recipient materially injures the Company or its subsidiaries monetarily or otherwise (it being understood that no act, or failure to act, on the part of the Recipient shall be considered “willful” unless done, or omitted to be done, by the Recipient in bad faith and with knowledge that the action or omission was not in the best interest of the Company or such subsidiary).

“Sale transaction” shall mean, with respect to an employee of one of the Company’s subsidiaries, the direct or indirect sale or other disposition by the Company of in excess of fifty percent (50%) of the voting capital stock of such subsidiary, the complete liquidation of such subsidiary, or the sale by such subsidiary or all or substantially all of its assets.

For purposes of this Section 10, “change of control” means:

(1)

Any transaction involving the acquisition (“Acquisition Transaction”), by any person, corporation, partnership or other entity, or any group (collectively referred to herein as a “person”), of beneficial ownership of shares representing thirty percent (30%) or more of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (“Voting Securities”), but excluding, for this purpose, any such acquisition by (a) the Company or any of its subsidiaries or any employee benefit plan (or related trust) of the Company, or any of its subsidiaries, or (b) any corporation with respect to which immediately following such acquisition, shares representing more than fifty percent (50%) of such corporation’s Voting Securities are beneficially owned, directly or indirectly, by those persons who are the beneficial owners of the Company’s voting securities immediately prior to such acquisition; or

(2)

The replacement of a majority of members of the Company’s Board of Directors during any 12-month period by directors whose appointment or election is not approved by a vote of at least a majority of the members of the Company’s Board of Directors prior to the date of such appointment or election; or

(3)

The consummation of a reorganization, merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders with respect to which those persons who were the beneficial owners of the Company’s voting securities immediately prior to such reorganization, merger or consolidation, do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the voting securities of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 10, “acquisition transaction” means any of the following events:

(a)

A merger, reorganization or consolidation involving the Company in which the outstanding stock is converted into or exchanged for the common stock of another entity, provided that such other entity has not, prior to or at the time of such merger, reorganization or consolidation, directly or indirectly acquired beneficial ownership of in excess of twenty percent (20%) of the outstanding shares of the Company for consideration other than such common stock (such a merger, reorganization or consolidation being herein referred to as a “Stock Merger Transaction”); or

(b)

Any merger, reorganization or consolidation involving the Company which is not a Stock Merger Transaction and with respect to which those persons who were the beneficial owners of the Company stock immediately prior to such merger, reorganization, or consolidation, do not, following such merger, reorganization, or consolidation, beneficially own, directly or indirectly, shares representing more than fifty percent (50%) of the common stock of the corporation resulting from such merger, reorganization or consolidation, or a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

11. ADMINISTRATION

The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive and binding upon the Company, the Recipient, and any and all interested parties.

12. NO RIGHT TO CONTINUED EMPLOYMENT

Nothing in this Agreement or in the Plan shall confer on a Recipient any right to continue in the employ of the Company or in any way affect the Company’s right to terminate the Recipient’s employment without prior notice at any time for any and no reason.

13. AMENDMENTS

This Agreement shall be subject to the terms of the Plan, as amended, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of the Award without the Recipient’s written consent.

14. FORCE AND EFFECT

The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

15. PREVAILING LAWS

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Arkansas applicable to corporations and the issuance of stock by Arkansas corporations.

16. SUCCESSORS

This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

17. NOTICE

Any notice or other communication provided for hereunder shall be made in writing and deemed given (a) three days after being deposited in the U.S. mail, first class, postage prepaid, certified receipt requested, or (b) when delivered by a nationally recognized overnight courier which provides confirmation of delivery. Unless waived by the Company, any notice to the Company required under or relating to this Agreement shall be in writing and addressed to:

J.B. HUNT TRANSPORT SERVICES, INC.

Attention: John Roberts

P. O. Box 130

Lowell, Arkansas 72745

18. TERMS

Any terms used in this Agreement that are not otherwise defined shall have the meanings prescribed to them in the Plan.

19. ENTIRE AGREEMENT

This Agreement contains the entire understanding of the parties concerning the matters covered in it and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

IN WITNESS THEREOF, the parties have signed this Agreement as of the date hereof.

J.B. HUNT TRANSPORT SERVICES, INC.

By:
John N. Roberts
President and Chief Executive Officer

Recipient:

FORM OF

STOCK OPTION AGREEMENT

J.B. HUNT TRANSPORT SERVICES, INC.

STOCK OPTION AGREEMENT, hereinafter referred to as the “Option” or the “Agreement” made on this day of                    between J.B. Hunt Transport Services, Inc., an Arkansas corporation, (the “Company”) and                     (the “Optionee”).

The Company, pursuant to the terms of the J.B. Hunt Transport Services, Inc. Third Amended and Restated Management Incentive Plan (the “Plan”), hereby grants an option                    shares of Common Stock of the Company, par value $0.01 per share (“Common Stock”) to the Optionee at the price and in all respects subject to the terms, definitions and provisions of the Agreement.

1. Option Price. The Option price is $                    for each share.

2. Exercise and Option. This Option shall be exercisable at any time and from time to time pursuant to the exercise schedule and in accordance with the terms of this Agreement as follows:

(a) Exercise Schedule. This Option shall be exercisable in installments as indicated below:

June 1, 20	%
June 1, 20	%
June 1, 20	%

All Options expire at the earliest to occur of the following: (i) the                    anniversary of this Agreement; (ii) 730 days after the Optionee’s death, disability or retirement after reaching age 55; or (iii) termination of Continuous Service with the Company (for any reason) other than by death or disability or by retirement after reaching age 55.

As used herein, “Continuous Service” means that the Optionee’s service with the Company is not interrupted or terminated. The Optionee’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Company or a change in the entity for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee’s Continuous Service; provided further that if any award is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an employee of the company to a director of an affiliate will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal or family leave of absence.

(b) Method of Exercise. This Option shall be exercisable by a written notice which shall:

(i)

state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate(s) (if any) for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)	contain such representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be satisfactory to the Company’s counsel;

(iii)

be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option.

(iv)	be accompanied by payment to the Company of the full Option price of the shares with respect to which the Option is exercised. The Option price shall be paid in the following manner:

(i)	full payment in cash or equivalent; or

(ii)	full payment in shares of Common Stock having a fair market value on the Exercise Date (as such term is defined below) equal to the Option price; or

(iii)

a “cashless” exercise program established with a broker whereby the Optionee delivers written notice of exercise to the Company and delivers written notice of exercise and irrevocable instructions to a broker to promptly deliver to the Company the Option price; or

(iv)	by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such option with a fair market value on the Exercise Date equal to the aggregate Option price; or

(v)	any combination of the foregoing methods.

The Company’s Option Committee also has the discretion to permit payment of the option price in full or in part in accordance with any other method provided in paragraph 5.3 (a) (2) of the Plan.

(c)

The Company shall not be required to issue or deliver any certificates (if any) for shares of Common Stock purchased upon the exercise of an option (i) prior to the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable or, (ii) prior to receiving adoption of counsel, satisfactory to the Company that the sale or issuance of such shares is exempt from these registration or qualification requirements.

(d)

Restrictions on Exercise. As a condition to his exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

(e)

Employment Related Taxes. As a general rule, the exercise of an Option creates taxable income to the Optionee for which Federal and States income tax withholding may apply. The withholding obligations of the Optionee may be satisfied at their election using cash or Company common stock owned by the Optionee for at least six months before the Exercise Date.

3.

Non Transferability of Option. This Option may not be assigned or transferred other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by him.

4.

Stock Subject to the Option. In addition to the restrictions set forth above, the Company and the Optionee agree that the Common Stock of the Company acquired pursuant to this Agreement shall be subject to the restrictions set forth in the Plan.

5.

Adjustments Upon Changes in Capitalization. The number of shares of Common Stock subject to this Agreement shall be proportionately adjusted for any change in the stock structure of the Company because of share dividends, recapitalization, reorganizations, mergers or other restructuring.

6.	Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address.

Each notice shall be deemed to have been given (a) three days after being deposited in the U.S. mail, first class, postage prepaid, certified receipt requested, or (b) when delivered by a nationally recognized overnight courier which provides confirmation of delivery. Each notice to the Company shall be addressed to it at its principal office, now at 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745, attention John Roberts. Each notice to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee’s address set forth in the heading of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

7.

Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon Optionee’s heirs, legal representatives, and successors. This Agreement shall be sole and exclusive source of any and all rights which the Optionee, his heirs, legal representatives or successors may have in respect to the Plan or any options or Common Stock granted or issued hereunder, whether to himself or to any other person.

8.

Plan Amendments. This Agreement shall be subject to the terms of the Plan as amended except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of the award without the Recipient’s written consent.

9.	Successors. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

10.	Terms. Any terms used in this Agreement that are not otherwise defined shall have the meanings prescribed to them in the Plan.

11.

Entire Agreement. This Agreement contains the entire understanding of the parties concerning the matters covered in it and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month and year first above written.

J.B. HUNT TRANSPORT SERVICES, INC.

By:
John Roberts
President and Chief Executive Officer

OPTIONEE

By:

STOCK OPTION EXERCISE FORM

To:	Office of the Chief Financial Officer
J.B. Hunt Transport Services, Inc.

This memorandum will confirm my desire to exercise my available vested options in the following manner:

¡	Exercise and sell for cash
¡	Exercise and sell only enough shares to cover option costs and taxes and keep the remaining shares
¡	Exercise and hold (buy)
¡	Exercise and swap/surrender owned shares for option costs and/or taxes

The following options are the ones I have selected for the above transaction(s):

Grant Date	Number of Options Exercised	Option Price

I understand that the difference between market value and option price for the options exercised is taxable compensation to be included in my Form W-2. Therefore, the withholding amounts for Federal and State tax should be withheld at the following rates:

Federal %	State %

Optionee

Date

Received by CFO Office:

Signature

Date

FORM OF

AMENDMENT TO

STOCK OPTION AGREEMENT

J.B. HUNT TRANSPORT SERVICES, INC.

This Amendment is made this                     day of                    , 20                    , (the “Amendment”) by and between J.B. Hunt Transport Services, Inc. (the “Company”) and                    (the “Optionee”) and amends that certain Stock Option Agreement between the Company and the Optionee dated                    , (the “Agreement”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionee and the Company amend the Agreement as follows (check those which apply):

The remaining unexercised portions of this Option shall be exercisable as follows:

This Option shall terminate as follows:

All other terms and conditions of the Agreement continue in full force and effect.

J.B. HUNT TRANSPORT SERVICES, INC.

By:

                                                                                 , Optionee

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Time, on April 19, 2017.
Vote by Internet
• Go to www.envisionreports.com/JBHT
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, AGAINST Proposal 6 and ONE YEAR on Proposal 4.

+
1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

	01 - Douglas G. Duncan	☐	☐	☐	02 - Francesca M. Edwardson	☐	☐	☐	03 - Wayne Garrison	☐	☐	☐

	04 - Sharilyn S. Gasaway	☐	☐	☐	05 - Gary C. George	☐	☐	☐	06 - J. Bryan Hunt, Jr.	☐	☐	☐

	07 - Coleman H. Peterson	☐	☐	☐	08 - John N. Roberts III	☐	☐	☐	09 - James L. Robo	☐	☐	☐

	10 - Kirk Thompson	☐	☐	☐

			For	Against	Abstain			For	Against	Abstain

2.	To approve the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan.		☐	☐	☐	3.	To approve an advisory resolution regarding the Company’s compensation of its named executive officers.	☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
4.	Frequency of advisory resolution regarding the Company’s compensation of its named executive officers.	☐	☐	☐	☐	5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for calendar year 2017.	☐	☐	☐
			For	Against	Abstain

6.	To approve a stockholder proposal reporting political contributions.		☐	☐	☐	7.	To transact such other business as may properly come before the meeting or any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Dear Stockholder:

If voting by proxy, we encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card. When voting your shares electronically by telephone or via the Internet, you will need the fifteen digit number on the front of this proxy card. The Computershare Vote by Telephone and Vote by Internet systems are maintained by our transfer agent, Computershare Trust Company, N.A. (“Computershare”) and can be accessed 24 hours a day, seven days a week up until the day prior to the annual meeting; votes may be cast by Internet up until 11:59 p.m. (CDT) on the day before the annual meeting.

If you do not vote via proxy card, telephone or the Internet, you may attend the Annual Meeting of Stockholders on April 20, 2017 at the offices of the corporation, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas and at any adjournment thereof.

Direct Deposit of Dividends

We encourage all stockholders who receive their dividends in cash to participate in direct deposit. To enroll in this service, please mail your request along with a copy of a voided check to Computershare at the address noted below.

Transfer Agent Contact Information

Computershare Trust Company, N.A.	Telephone Inside the USA:	(877) 498-8861
211 Quality Circle, Suite 210	Telephone Outside the USA:	(781) 575-2723
College Station, TX 77845	TDD/TTY for Hearing Impaired:	(800) 952-9245

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — J.B. HUNT TRANSPORT SERVICES, INC.	+

This Proxy is being solicited on behalf of the Board of Directors of:

J.B. HUNT TRANSPORT SERVICES, INC.

615 J. B. Hunt Corporate Drive

Lowell, Arkansas 72745

The undersigned hereby constitutes and appoints Kirk Thompson and John N. Roberts III or either of them, proxies for the undersigned, with power of substitution, to represent the undersigned and to vote all of the shares of common stock of J.B. Hunt Transport Services, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 20, 2017, at the offices of the Company, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas, and at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES LISTED, FOR PROPOSALS 2, 3 AND 5, AGAINST PROPOSAL 6 AND ONE YEAR ON PROPOSAL 4.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on April 20, 2017

The proxy materials for the Company’s Annual Meeting of Stockholders, including the 2016 Annual Report and Proxy Statement, are available over the Internet by accessing www.envisionreports.com/jbht.

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

⬛	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 5, AGAINST Proposal 6 and

ONE YEAR on Proposal 4.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Douglas G. Duncan	☐	☐	☐	02 - Francesca M. Edwardson	☐	☐	☐	03 - Wayne Garrison	☐	☐	☐

	04 - Sharilyn S. Gasaway	☐	☐	☐	05 - Gary C. George	☐	☐	☐	06 - J. Bryan Hunt, Jr.	☐	☐	☐

	07 - Coleman H. Peterson	☐	☐	☐	08 - John N. Roberts III	☐	☐	☐	09 - James L. Robo	☐	☐	☐

	10 - Kirk Thompson	☐	☐	☐

			For	Against	Abstain			For	Against	Abstain

2.	To approve the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan.		☐	☐	☐	3.	To approve an advisory resolution regarding the Company’s compensation of its named executive officers.	☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
4.	Frequency of advisory resolution regarding the Company’s compensation of its named executive officers.	☐	☐	☐	☐	5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for calendar year 2017.	☐	☐	☐
			For	Against	Abstain

6.	To approve a stockholder proposal regarding reporting political contributions.		☐	☐	☐	7.	To transact such other business as may properly come before the meeting or any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — J.B. HUNT TRANSPORT SERVICES, INC.

This Proxy is being solicited on behalf of the Board of Directors of:

J.B. HUNT TRANSPORT SERVICES, INC.

615 J. B. Hunt Corporate Drive

Lowell, Arkansas 72745

The undersigned hereby constitutes and appoints Kirk Thompson and John N. Roberts III or either of them, proxies for the undersigned, with power of substitution, to represent the undersigned and to vote all of the shares of common stock of J.B. Hunt Transport Services, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 20, 2017, at the offices of the Company, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas, and at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES LISTED, FOR PROPOSALS 2, 3 AND 5, AGAINST PROPOSAL 6 AND ONE YEAR ON PROPOSAL 4.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on April 20, 2017

The proxy materials for the Company’s Annual Meeting of Stockholders, including the 2016 Annual Report and Proxy Statement, are available over the Internet by accessing www.edocumentview.com/jbht.